                                                                  EXECUTION COPY

                                  $400,000,000

                                CREDIT AGREEMENT

                                      among

                              THE BRINK'S COMPANY,

                               as Parent Borrower,

                  THE SUBSIDIARY BORROWERS REFERRED TO HEREIN,

                   CERTAIN OF PARENT BORROWER'S SUBSIDIARIES,

                                 as Guarantors,

                                VARIOUS LENDERS,

                               BARCLAYS BANK PLC,

                     as Co-Arranger and Documentation Agent,

                             BANK OF AMERICA, N.A.,

                              as Syndication Agent,

                         BANC OF AMERICA SECURITIES LLC,

                                 as Co-Arranger,

                                SCOTIABANC INC.,

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                     as Co-Arrangers and Syndication Agents,

                                       and

                              JPMORGAN CHASE BANK,

                             as Administrative Agent

                          Dated as of October 15, 2004

                         J.P. MORGAN SECURITIES INC., as

                        Sole Lead Arranger and Bookrunner


                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS, ETC........................................................................................1

         Section 1.1       Definitions............................................................................1
         Section 1.2       General...............................................................................21
         Section 1.3       Other Definitions and Provisions......................................................21
         Section 1.4       Accounting Terms......................................................................22

ARTICLE II CREDIT FACILITIES.....................................................................................22

         Section 2.1       Amount and Terms of Credit............................................................22
         Section 2.2       Procedure for Advances of Revolving Credit Loans......................................23
         Section 2.3       Repayment of Loans....................................................................24
         Section 2.4       Competitive Bid Loans and Procedures..................................................25
         Section 2.5       Termination of Revolving Credit Facilities............................................29
         Section 2.6       Commitment Reductions.................................................................29
         Section 2.7       Commitment Increase...................................................................31
         Section 2.8       Addition or Removal of Foreign Subsidiary Borrowers...................................31
         Section 2.9       Parent Borrower as Agent for Subsidiary Borrowers.....................................32

ARTICLE III LETTER OF CREDIT FACILITY............................................................................33

         Section 3.1       L/C Commitment........................................................................33
         Section 3.2       Procedure for Issuance of Letters of Credit...........................................34
         Section 3.3       Fees and Other Charges................................................................35
         Section 3.4       L/C Participations....................................................................36
         Section 3.5       Reimbursement Obligation of the Unrestricted Borrowers................................37
         Section 3.6       Obligations Absolute..................................................................38
         Section 3.7       Letter of Credit Payments.............................................................38
         Section 3.8       Effect of L/C Application.............................................................38

ARTICLE IV GENERAL LOAN PROVISIONS...............................................................................38

         Section 4.1       Interest and Utilization Fee..........................................................38
         Section 4.2       Conversion and Continuation of Revolving Credit Loans.................................40
         Section 4.3       Facility Fee..........................................................................41
         Section 4.4       Pro Rata Treatment; Manner of Payment.................................................41
         Section 4.5       Crediting of Payments and Proceeds....................................................42
         Section 4.6       Adjustments...........................................................................42
         Section 4.7       Nature of Obligations of Lenders Regarding Extensions of Credit;
                           Assumption by the Administrative Agent................................................43
         Section 4.8       Changed Circumstances.................................................................43
         Section 4.9       Indemnity.............................................................................46
         Section 4.10      Capital Requirements..................................................................46
         Section 4.11      Taxes.................................................................................47



ARTICLE V CLOSING; CONDITIONS OF CLOSING AND BORROWING...........................................................50

         Section 5.1       Closing...............................................................................50
         Section 5.2       Conditions to Closing.................................................................50
         Section 5.3       Conditions to All Extensions of Credit................................................52
         Section 5.4       Initial Loan to Each New Foreign Subsidiary Borrower..................................53

ARTICLE VI REPRESENTATIONS AND WARRANTIES........................................................................53

         Section 6.1       Representations and Warranties........................................................53
         Section 6.2       Accuracy and Completeness of Information..............................................57
         Section 6.3       Labor Matters.........................................................................58
         Section 6.4       Survival of Representations and Warranties, Etc.......................................58

ARTICLE VII FINANCIAL INFORMATION AND NOTICES....................................................................58

         Section 7.1       Financial Statements, Etc.............................................................58
         Section 7.2       Notice of Litigation and Other Matters................................................60

ARTICLE VIII AFFIRMATIVE COVENANTS...............................................................................61

         Section 8.1       Payment of Taxes, etc.................................................................61
         Section 8.2       Maintenance of Insurance..............................................................61
         Section 8.3       Preservation of Corporate Existence, etc..............................................62
         Section 8.4       Compliance with Laws, etc.............................................................62
         Section 8.5       Compliance with ERISA and the Code....................................................62
         Section 8.6       Compliance with Contracts, etc........................................................62
         Section 8.7       Access to Properties..................................................................62
         Section 8.8       Conduct of Business...................................................................62
         Section 8.9       Use of Proceeds.......................................................................62
         Section 8.10      Additional Guarantors.................................................................63

ARTICLE IX NEGATIVE COVENANTS....................................................................................63

         Section 9.1       Financial Covenants...................................................................63
         Section 9.2       Limitations on Liens..................................................................63
         Section 9.3       Disposition of Debt and Shares of Restricted Subsidiaries; Issuance of
                           Shares by Restricted Subsidiaries; Consolidation, Merger or Disposition
                           of Assets.............................................................................65
         Section 9.4       Transactions with Affiliates..........................................................66
         Section 9.5       Compliance with Regulations T, U and X................................................66
         Section 9.6       Hedging Agreements....................................................................66
         Section 9.7       ERISA.................................................................................66
         Section 9.8       Limitations on Acquisitions...........................................................67
         Section 9.9       Sale Leaseback Transactions...........................................................67
         Section 9.10      Limitations on Investments............................................................67



ARTICLE X GUARANTY...............................................................................................68

         Section 10.1      Guaranty of Payment...................................................................68
         Section 10.2      Obligations Unconditional.............................................................69
         Section 10.3      Modifications.........................................................................69
         Section 10.4      Waiver of Rights......................................................................70
         Section 10.5      Reinstatement.........................................................................70
         Section 10.6      Remedies..............................................................................70
         Section 10.7      Limitation of Guaranty................................................................70
         Section 10.8      Termination of Guaranty Upon Divestiture..............................................71

ARTICLE XI DEFAULT AND REMEDIES..................................................................................71

         Section 11.1      Events of Default.....................................................................71
         Section 11.2      Remedies..............................................................................73
         Section 11.3      Rights and Remedies Cumulative; Non-Waiver; etc.......................................74

ARTICLE XII THE ADMINISTRATIVE AGENT.............................................................................74

         Section 12.1      Appointment...........................................................................74
         Section 12.2      Delegation of Duties..................................................................75
         Section 12.3      Exculpatory Provisions................................................................75
         Section 12.4      Reliance by the Administrative Agent..................................................75
         Section 12.5      Notice of Default.....................................................................76
         Section 12.6      Non-Reliance on the Agents and Other Lenders..........................................76
         Section 12.7      Indemnification.......................................................................76
         Section 12.8      The Administrative Agent in Its Individual Capacity...................................77
         Section 12.9      Resignation of the Administrative Agent; Successor Administrative Agent...............77
         Section 12.10     Co-Arrangers; Syndication Agents; Documentation Agent.................................77

ARTICLE XIII MISCELLANEOUS.......................................................................................78

         Section 13.1      Notices...............................................................................78
         Section 13.2      Expenses, Indemnity...................................................................79
         Section 13.3      GOVERNING LAW.........................................................................80
         Section 13.4      Consent to Jurisdiction; Waiver.......................................................80
         Section 13.5      WAIVER OF JURY TRIAL..................................................................81
         Section 13.6      Reversal of Payments..................................................................81
         Section 13.7      Accounting Matters....................................................................81
         Section 13.8      Successors and Assigns; Participations; Confidentiality...............................81
         Section 13.9      Disclosure of Information; Confidentiality............................................85
         Section 13.10     Amendments, Waivers and Consents......................................................85
         Section 13.11     Performance of Duties.................................................................86
         Section 13.12     All Powers Coupled with Interest......................................................86
         Section 13.13     Acknowledgements......................................................................86
         Section 13.14     Survival of Indemnities...............................................................86
         Section 13.15     Titles and Captions...................................................................87
         Section 13.16     Severability of Provisions............................................................87
         Section 13.17     Counterparts..........................................................................87
         Section 13.18     Binding Effect; Amendment and Restatement; Term of Agreement..........................87
         Section 13.19     Inconsistencies with Other Documents; Independent Effect of Covenants.................87
         Section 13.20     Integration...........................................................................88
         Section 13.21     Judgment Currency.....................................................................88



SCHEDULES

Schedule 1.1(a)     -      Commitments as of Closing Date
Schedule 1.1(b)     -      Unrestricted Subsidiaries of the Borrower as of Closing Date
Schedule 6.1.6      -      Subsidiaries of the Borrower as of Closing Date
Schedule 9.2        -      Liens as of Closing Date
Schedule 13.1       -      Notice Addresses for Lenders



EXHIBITS

Exhibit A           -    Form of Notice of Borrowing
Exhibit B           -    Form of Notice of Account Designation
Exhibit C           -    Form of Notice of Prepayment
Exhibit D           -    Form of New Lender Supplement
Exhibit E           -    Form of Commitment Increase Supplement
Exhibit F           -    Form of Guarantor Joinder Agreement
Exhibit G           -    Form of Notice of Conversion/Continuation
Exhibit H           -    Form of Assignment and Assumption
Exhibit I           -    Form of Exemption Certificate
Exhibit J           -    Form of Foreign Subsidiary Borrower Joinder Agreement

     CREDIT AGREEMENT dated as of October 15, 2004 among THE BRINK'S COMPANY, a Virginia corporation (the "Parent Borrower"), the Foreign Subsidiary Borrowers (as defined below), certain of the Parent Borrower's Subsidiaries from time to time party hereto (each a "Guarantor," and together with the Parent Borrower and the Subsidiary Borrowers, the "Credit Parties," and each, a "Credit Party"), the Lenders from time to time party hereto, BARCLAYS BANK PLC, as a Co-Arranger and Documentation Agent (in such capacity, the "Documentation Agent"), BANC OF AMERICA SECURITIES LLC, as Co-Arranger, BANK OF AMERICA, N.A., as Syndication Agent, SCOTIABANC INC. and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Arrangers and Syndication Agents (in such capacity, the "Syndication Agents"), and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the
"Administrative  Agent")  (all  capitalized  terms used  herein  and  defined in
Section 1.1 are used herein as therein defined).

                              STATEMENT OF PURPOSE

     WHEREAS, the Parent Borrower is a party to an existing $350,000,000 credit agreement (the "Existing Credit Agreement"), dated as of September 6, 2002 among the Parent Borrower, certain of its subsidiaries, as guarantors, various lenders and the agents named therein;

     WHEREAS, the Parent Borrower intends to refinance the Existing Credit Agreement (the "Refinancing"); and

     WHEREAS, to facilitate the Refinancing, and to finance its working capital needs, capital expenditures, acquisitions and for all other general corporate purposes, the Parent Borrower and the Foreign Subsidiary Borrowers wish to establish with the Lenders credit facilities providing for revolving loans and letters of credit of up to $400,000,000 in the aggregate maximum principal amount at any time outstanding, and the Lenders and the Administrative Agent are willing to establish such credit facilities on the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                   ARTICLE I

                                DEFINITIONS, ETC.


     Section 1.1 Definitions.

     The following terms when used in this Agreement shall have the meanings assigned to them below:

          "Administrative  Agent" means  JPMorgan  Chase Bank in its capacity as
     Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 12.9. It is understood that matters concerning the Optional Currency Revolving Loans will be administered by the Multicurrency Agent.

          "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means the possession, directly or indirectly, of any power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

          "Agents" means the collective reference to the Syndication Agents, the Documentation Agent and the Administrative Agent.

          "Aggregate Commitment" means the Aggregate Revolving A Commitment and the Aggregate Revolving B Commitment.

          "Aggregate Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment.

          "Aggregate Revolving A Commitment" means the aggregate Revolving A Commitment of all Revolving A Lenders to make Revolving A Credit Loans and participate in Revolving A Letters of Credit, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Aggregate Revolving A Commitment on the Closing Date shall be $385,000,000.

          "Aggregate Revolving B Commitment" means the aggregate Revolving B Commitment of all Revolving B Lenders to make Revolving B Credit Loans and participate in Revolving B Letters of Credit, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Aggregate Revolving B Commitment on the Closing Date shall be $15,000,000.

          "Agreement"  means  this  Credit  Agreement,  as  amended,   restated,
     supplemented or otherwise modified.

          "Alternate Base Rate" means, at any time, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City (the Prime Rate not necessarily being intended to be the lowest rate of interest charged by JPMorgan Chase Bank in connection with extensions of credit to debtors); "Base CD Rate" means the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the CD Reserve Percentage and (b) the CD Assessment Rate; and "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by JPMorgan Chase Bank from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Rate, respectively.

          "Alternate Base Rate Loan" means any Loan bearing interest at a rate based upon the Alternate Base Rate as provided in Section 4.1.1(a).

          "Applicable Law" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators.

          "Applicable LT Rating" means as to each of Moody's and S&P, its rating of the Parent Borrower's senior, unsecured, long-term, non-credit-enhanced debt for borrowed money (or of the unsecured long-term debt of any other Person, the rating of which by Moody's and S&P is based upon a senior, unsecured, non-credit-enhanced guarantee by the Parent Borrower).

          "Applicable Percentage" means, for purposes of calculating (a) the interest rate applicable to Eurocurrency Rate Loans under Section 4.1.1;
     (b) the interest rate applicable to Alternate Base Rate Loans under Section 4.1.1(a); (c) the Utilization Fee under Section 4.1.6; or (d) the Facility Fee under Section 4.3, the applicable percentage set forth in the following tables opposite the Applicable LT Rating:


     -----------------------------------------------------------------------------------------------
                                                                       Utilization
                                                                       Fee with
     Pricing      Applicable LT   Eurocurrency        Alternate Base   Utilization       Facility
     Level        Rating          Rate Loan           Rate Loans       >50%              Fee
     -----------------------------------------------------------------------------------------------
     I            A/A3 or above   0.300%              0.000%           0.125%            0.100%
     -----------------------------------------------------------------------------------------------
     II           BBB+/Baa1       0.500%              0.000%           0.125%            0.125%
     -----------------------------------------------------------------------------------------------
     III          BBB/Baa2        0.600%              0.000%           0.125%            0.150%
      ----------------------------------------------------------------------------------------------
     IV           BBB-/Baa3       0.800%              0.000%           0.125%            0.200%
     -----------------------------------------------------------------------------------------------
     V            BB+/Ba1 or      1.000%              0.000%           0.125%            0.250%
                  below
     -----------------------------------------------------------------------------------------------


          For purposes of the foregoing, (i) if the Applicable LT Ratings established by Moody's and S&P are different but correspond to consecutive Pricing Levels, then the pricing will be based on the higher Applicable LT Rating (e.g., if Moody's Applicable LT Rating corresponds to Level I and S&P's Applicable LT Rating corresponds to Level II, then the pricing will be based on Level I), and (ii) if the Applicable LT Ratings established by Moody's and S&P are more than one Pricing Level apart, then the pricing will be based on the rating which is one level higher than the lower rating (e.g., if Moody's and S&P's Applicable LT Ratings correspond to Pricing Levels I and IV, respectively, then the pricing will be based on Pricing Level III).

          The Applicable Percentage shall be adjusted on the date five (5) Business Days after the date of any change in the Applicable LT Ratings (each such adjustment date a "Rate Determination Date"). Each Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as any new Extension of Credit made thereafter.

          "Approved Fund" has the meaning assigned thereto in Section 13.8.2.

          "Arranger" means J.P. Morgan Securities Inc.

          "Assignee" has the meaning assigned thereto in Section 13.8.2.

          "Assignment and Assumption" means an Assignment and Assumption, substantially in the form of Exhibit H.

          "Bankruptcy Event" means any of the Events of Default set forth in Sections 11.1.8, 11.1.9 or 11.1.10, or any of those events which with the passage of time, the giving of notice or any other condition, would constitute such an Event of Default.

          "Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor thereof).

          "Borrowers"  means  the  Parent  Borrower,   the  Domestic  Subsidiary
     Borrower and the Foreign Subsidiary Borrowers; "Borrower" means any one of them.

          "Brink's Switzerland" means Brink's International Holdings AG, a company formed under the laws of Switzerland.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that (a) with respect to any borrowings, disbursements and payments in respect of and calculations, interest rates and Interest Periods pertaining to Eurocurrency Rate Loans, such day is also a day on which banks are open for general business in the principal financial center of the country of the relevant currency and (b) with respect to notices and determinations in connection with, and payments of principal and interest on, Loans denominated in euros, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) (or, if such clearing system ceases to be operative, such other clearing system (if any) reasonably determined by the Administrative Agent to be a suitable replacement) is open for settlement of payment in euros.

          "Capital Lease" means, with respect to any Person who is a lessee of property, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on the lessee's balance sheet.

          "Capital Lease Obligation" means the amount of the liability that is capitalized in respect of any Capital Lease in accordance with GAAP.

          "Cash Equivalents" means (a) demand deposits maintained in the ordinary course of business, (b) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (c) time deposits, certificates of deposit, master notes and bankers acceptances of (i) any Lender, (ii) any commercial bank or trust company (or any Affiliate thereof) having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody's is at least P-2 or the equivalent thereof (any such bank, trust company or Affiliate thereof being an "Approved Institution"), in each case with maturities of not more than 270 days from the date of acquisition, (d) commercial paper and variable or fixed rate notes issued by any Approved Institution (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or similar ratings by successor rating agencies) or better by S&P or P-2 (or similar ratings by successor rating agencies) or better by Moody's and maturing within six months of the date of acquisition,

     (e) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (f) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by Approved Institutions, (g) obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, rated at least A, MIG-1 or MIG-2 by Moody's or at least A by S&P (or similar ratings by successor rating agencies), (h) unrated obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, supported by irrevocable letters of credit issued by Approved Institutions, or (i) unrated general obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, provided that the issuer has other outstanding general obligations rated at least A, MIG-1 or MIG-2 by Moody's or A by S&P (or similar ratings by successor rating agencies).

          "CD Assessment Rate" means, for any day as applied to any Alternate Base Rate Loan, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss. 327.4 (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "CD Reserve Percentage" means, for any day as applied to any Alternate Base Rate Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board as in effect from time to time) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

          "Change in Control" shall be deemed to have occurred if (i) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act, as amended) shall obtain, directly or indirectly, beneficially or of record, ownership or control in one or more series of transactions of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent Borrower, provided that such person or group of persons shall be deemed to have obtained such ownership or control on the date thirty days after the date that such person or group of persons actually obtains such ownership or control, (ii) a majority of the seats on the board of directors of the Parent Borrower shall be occupied by persons other than
     (x) directors on the date of this Agreement or (y) directors initially nominated or appointed by action of the board of directors of the Parent Borrower or (iii) there shall have occurred under any indenture or other instrument evidencing Debt of the Parent Borrower or any Restricted Subsidiary for borrowed money in excess of $25,000,000 a "change in control" (as defined in such indenture or other instrument evidencing such Debt) beyond any grace period permitted therein obligating the Parent Borrower or any Restricted Subsidiary to repurchase, redeem or repay all or any part of such Debt or any capital stock provided for therein.

          "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 5.2 and Section 5.3 shall be satisfied or waived in all respects.

          "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.

          "Commitment" means, as to any Lender, the Revolving A Commitment and/or the Revolving B Commitment of such Lender.

          "Competitive  Bid  Foreign  Subsidiary   Borrowers"  has  the  meaning
     assigned thereto in Section 2.8.2.

          "Competitive Bid Loan" means any Dollar Competitive Bid Loan made pursuant to Section 2.4.1 and any Foreign Currency Competitive Bid Loan made pursuant to Section 2.4.2 and, all such Loans collectively as the context requires.

          "Commitment  Increase  Notice"  has the  meaning  assigned  thereto in
     Section 2.7.1.

          "Conduit Lender" means any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any amount pursuant to Section 4.8, 4.9, 4.10, 4.11 or 13.2 that would be greater than the amount that the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

          "Confidential   Information   Memorandum"   means   the   Confidential
     Information  Memorandum  dated  September  2004 and  furnished  to  certain
     Lenders.

          "Consolidated Debt" means Debt of the Parent Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in Restricted Subsidiaries.

          "Consolidated EBITDA" means, for the Parent Borrower and its Restricted Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation, depletion and amortization, and (iv) all other non-cash charges, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

          "Consolidated Interest Expense" means, for any period, as applied to the Parent Borrower and its Restricted Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest, including without limitation (a) the amortization of debt discount and premium, (b) the interest component under Capital Leases, and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program in each case determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

          "Consolidated Lease Rentals" means Lease Rentals of the Parent Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

          "Consolidated Net Income" means, for any period, the net income, after taxes, of the Parent Borrower and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries, but excluding, to the extent reflected in determining such net income, (a) any extraordinary gains and losses for such period, (b) any non-cash impairment, write-down or write-off in the book value of any assets and (c) any non-cash loss in connection with the disposition of any assets.

          "Consolidated Net Worth" means, as of any date, as applied to the Parent Borrower and its Restricted Subsidiaries, shareholders' equity or net worth as determined and computed on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries, provided that in determining "Consolidated Net Worth" there shall be (a) included any issuance of preferred stock by the Parent Borrower and (b) excluded (i) any extraordinary gains and losses, (ii) any non-cash impairment, write-down or write-off in the book value of any assets (including any reduction in shareholders' equity in connection with a reduction in the value of a prepaid Pension Plan or Foreign Pension Plan) and (iii) any non-cash loss in connection with the disposition of any assets, provided further, that the items referred to in clauses (i), (ii) and (iii), shall be excluded only to the extent that such items are recorded following the date hereof.

          "Consolidated Total Assets" means, as of any date, the assets and properties of the Parent Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

          "Contaminant" means any waste, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste that is regulated under any Environmental Law.

          "Credit Facilities" means the collective reference to the Revolving A Credit Facility, the Revolving B Credit Facility and the L/C Facility or any of them, as the context requires.

          "Credit  Parties"  means,  collectively,   the  Parent  Borrower,  the
     Domestic Subsidiary Borrower, the Foreign Subsidiary Borrowers and the Guarantors; "Credit Party" means any one of them.

          "Current SEC Reports" means the most recent report on Form 10-K, or any successor form, and any amendments thereto filed by the Parent Borrower with the Securities and Exchange Commission (the "Commission") and any reports on Forms 10-Q and/or 8-K, or any successor forms, and any amendments thereto, filed by the Parent Borrower with the Commission after the date of such report on Form 10-K.

          "Debt" of any Person means at any date, without duplication, the sum of the following determined and calculated in accordance with GAAP: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such

     Person, (c) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes hereof the amount of such Debt shall be calculated at the greater of (i) the amount of such Debt as to which there is recourse to such Person and (ii) the fair market value of the property which is subject to the Lien, (d) all Support Obligations of such Person with respect to Debt of others, (e) the principal portion of all obligations of such Person under Capital Leases, (f) the maximum amount of all drafts drawn under standby letters of credit issued or bankers' acceptances facilities created for the account of such Person (to the extent unreimbursed), and (g) the outstanding attributed principal amount under any asset securitization program of such Person. The Debt of any Person shall include the Debt of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Debt.

          "Default" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or both, would constitute an Event of Default.

          "Documentation Agent" has the meaning assigned thereto in the recitals hereto.

          "Dollar Competitive Bid" means an offer by a Lender to make a Dollar Competitive Bid Loan in accordance with Section 2.4.1.

          "Dollar Competitive Bid Loan" means any Loan denominated in Dollars made pursuant to Section 2.4.1 and all such Loans collectively as the context requires.

          "Dollar Competitive Bid Rate" means the rate of interest per annum expressed as a percentage rate in the form of a decimal to no more than four decimal places offered by a Lender making a Dollar Competitive Bid with respect to any Dollar Competitive Bid Loan.

          "Dollar Equivalent" means, on any Business Day with respect to any amount denominated in an Optional Currency, the amount of Dollars that would be required to purchase the amount of such Optional Currency based upon the spot selling rate at which the Multicurrency Agent offers to sell such Optional Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m. London time on such Business Day for delivery two Business Days later, and, with respect to any amount denominated in Dollars, such amount.

          "Dollar   Eurocurrency  Rate  Loans"  means  Eurocurrency  Rate  Loans denominated in Dollars.

          "Dollar Revolving Loan" means any Loan denominated in Dollars.

          "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

          "Domestic Subsidiary Borrower" means Brink's Security International, Inc., a Delaware corporation.

          "Environmental Laws" means any and all federal, state, local and foreign laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, binding interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.

          "ERISA Affiliate" means any Person who together with the Parent Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

          "Eurocurrency Base Rate" means with respect to each day during each Interest Period pertaining to a Eurocurrency Rate Loan, the rate per annum determined on the basis of the rate for deposits in the relevant currency for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the relevant page of the Telerate screen as of 11:00 A.M., Local Time, on the Quotation Day for such Interest Period. In the event that such rate does not appear on the Telerate screen, the "Eurocurrency Base Rate" shall be determined by reference to such other comparable publicly available service for displaying eurocurrency rates as may be reasonably selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered deposits in the relevant currency at or about 11:00 A.M., Local Time, two Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where its relevant eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurocurrency Rate" means, for any Interest Period, with respect to a Eurocurrency Rate Loan, the rate of interest per annum (rounded upward to the next 1/1000th of 1%) determined by the Administrative Agent as follows:

                                             Eurocurrency Base Rate
                                     ---------------------------------------
               Eurocurrency Rate  =   1.00- Eurocurrency Reserve Percentage

          The Eurocurrency Rate shall be adjusted automatically as to all Eurocurrency Rate Loans then outstanding as of the effective date of any change in the Eurocurrency Reserve Percentage.

          "Eurocurrency Rate Loan" means a Revolving Credit Loan bearing interest at a rate based upon the Eurocurrency Rate as provided in Section 4.1.1(b).

          "Eurocurrency Reserve Percentage" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/1000th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City and to which the Administrative Agent or any Lender is then subject.

          "Event of Default" means any of the events specified in Section 11.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Existing Credit Agreement" has the meaning assigned thereto in the recitals hereto.

          "Existing Letter of Credit" means Irrevocable Standby Letter of Credit No. 3045539 issued by Bank of America, N.A., for the account of the Parent Borrower in favor of Liberty Mutual Insurance Company, originally issued under the Existing Credit Agreement.

          "Extension of Credit" means, as to any Lender, (a) any component of such Lender's Extensions of Credit or (b) the making of, or participation in, a Loan by such Lender or the issuance or extension of, or participation in, a Letter of Credit by such Lender, as the context may require.

          "Extensions of Credit" means, as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) if such Lender is a Revolving A Lender, such Lender's Revolving A Commitment Percentage of the Revolving A L/C Obligations then outstanding, (c) if such Lender is a Revolving B Lender, such Lender's Revolving B Commitment Percentage of the Revolving B L/C Obligations then outstanding and (c) the aggregate principal amount of all Competitive Bid Loans made by such Lender then outstanding.

          "Facility Fee" has the meaning assigned thereto in Section 4.3.

          "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

          "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank from three federal funds brokers of recognized standing selected by it.

          "Financial Letters of Credit" means any Letter of Credit issued to any Person other than the Parent Borrower or any of its Affiliates to secure the payment by any such Person of its financial obligations, or to provide counter or "back-up" guarantees in support of bank guarantees, letters of credit or other credit facilities afforded to the Parent Borrower or any of its Subsidiaries, or to support local currency borrowings outside the United States.

          "Fiscal Year" means the fiscal year of the Parent Borrower ending on December 31 in any year.

          "Foreign Currency Competitive Bid" means an offer by a Lender to make a Foreign Currency Competitive Bid Loan in accordance with Section 2.4.2.

          "Foreign Currency Competitive Bid Loan" means any Loan denominated in a currency other than U.S. Dollars (as the Parent Borrower and the relevant Lender may from time to time agree) made pursuant to Section 2.4.2 and all such Loans collectively as the context requires.

          "Foreign Currency Competitive Bid Rate" means the rate of interest per annum expressed as a percentage rate in the form of a decimal to no more than four decimal places offered by a Lender making a Foreign Currency Competitive Bid with respect to any Foreign Currency Competitive Bid Loan.

          "Foreign Currency Competitive Bid Request" has the meaning assigned thereto in Section 2.4.2(b).

          "Foreign Currency Loans" means, collectively, any Optional Currency Revolving Loans and Foreign Currency Competitive Bid Loans.

          "Foreign Lender" means any Lender (including any Participant) that is not a "U.S. Person" as defined in Section 7701(a)(30) of the Code.

          "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Parent Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Parent Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Subsidiary" means each Subsidiary of the Parent Borrower that is not organized under the laws of the United States or any State or territory thereof.

          "Foreign   Subsidiary   Borrowers"  means  the  Unrestricted   Foreign
     Subsidiary Borrowers and the Competitive Bid Foreign Subsidiary Borrowers.

          "Foreign Subsidiary Joinder Agreement" means a Foreign Subsidiary Joinder Agreement executed by a Foreign Subsidiary, the Parent Borrower and the Administrative Agent in substantially the form of Exhibit J, as amended, restated, supplemented or otherwise modified.

          "Funding Office" means the office of the Administrative Agent or the Multicurrency Agent specified in or determined in accordance with the provisions of Section 13.1.3. or any subsequent office which shall have been specified by the Administrative Agent for such purpose by written notice to the Borrowers and the Lenders.

          "GAAP" means generally accepted accounting principles in the United States, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis throughout the period indicated, subject to Section 1.4.

          "Governmental   Approvals"   means   all   authorizations,   consents,
     approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

          "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guaranteed Obligations" means, without duplication, all of the obligations of the Borrowers to the Lenders and the Administrative Agent, whenever arising, under this Agreement, the Notes or any other Loan Document (including, but not limited to, obligations with respect to principal, interest and fees).

          "Guarantor" means the Parent Borrower and each Subsidiary of the Parent Borrower identified as a "Guarantor" on the signature pages hereto and any Material Domestic Subsidiary that becomes a Guarantor hereunder after the Closing Date by execution of a Guarantor Joinder Agreement pursuant to Section 8.10; provided that each of Pittston Minerals Group Inc. and Pittston Coal Company shall not be a Guarantor hereunder.

          "Guarantor Joinder Agreement" means a Guarantor Joinder Agreement executed by a Guarantor and the Administrative Agent in substantially the form of Exhibit F, as amended, restated, supplemented or otherwise modified.

          "Hazardous Materials" means any substances or materials (a) which are or become regulated or defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law, (d) the discharge or emission or release of which requires a permit or license under any Applicable Law or other Governmental Approval, or (e) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

          "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or forward rate agreement, foreign currency agreement or other agreement executed to protect the Parent Borrower or any Subsidiary against fluctuations in the prices of commodities, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified from time to time.

          "Interest Coverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending as of such day.

          "Interest Period" has the meaning assigned thereto in Section 4.1.2.

          "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of indebtedness, securities or otherwise) of capital stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such Person,
     (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person.

          "Issuing Lender" means Bank of America, N.A., in its capacity as issuer of the Existing Letter of Credit, JPMorgan Chase Bank in its capacity as issuer of any Letter of Credit (other than the Existing Letter of Credit), and any Lender mutually acceptable and on terms satisfactory to such Lender, the Parent Borrower and the Administrative Agent.

          "Labor Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments and orders relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.

          "L/C Application" means an application, in the form specified by any Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit.

          "L/C Commitment" means the sum of the Revolving A L/C Commitment and the Revolving B L/C Commitment.

          "L/C Facility" means the letter of credit facilities established pursuant to Article III hereof.

          "L/C Fees" means the Revolving A L/C Fee and the Revolving B L/C Fee.

          "L/C Obligations" means at any time, an amount equal to the sum of the Revolving A L/C Obligations and the Revolving B L/C Obligations.

          "L/C Participants" means the Revolving A L/C Participants and the Revolving B L/C Participants.

          "Lease" means a lease, other than a Capital Lease, of real or personal property.

          "Lease Rentals" for any period means the sum of the rental and other obligations to be paid by the lessee under a Lease during the remaining term of such Lease (excluding any extension or renewal thereof at the option of the lessor or the lessee unless such option has been exercised), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

          "Lender" means each Person executing this Agreement as a Lender as set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 13.8.2, other than any party hereto that ceases to be a party hereto pursuant to any Assignment and Assumption; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

          "Lending Office" means, with respect to any Lender, the office of such Lender maintaining such Lender's Aggregate Commitment Percentage of the Revolving Credit Loans.

          "Letters of Credit" means the collective reference to the Revolving A Letters of Credit and the Revolving B Letters of Credit.

          "Leverage Ratio" means, as of the date of any determination with respect to the Parent Borrower, the ratio of (a) the sum of (i) Consolidated Debt as of such date, plus (ii) the amount by which (A) the aggregate amount, as of the preceding December 31 (or as of such date if such date is December 31), of Consolidated Lease Rentals under non-cancellable Leases entered into by the Parent Borrower or any of its Subsidiaries, discounted to such December 31 to present value at 10% and net of aggregate minimum non-cancellable sublease rentals, determined on a basis consistent with Note 15 to the Parent Borrower's consolidated financial statements at and for the period ended December 31, 2003, included in the Parent Borrower's 2003 annual report to shareholders, exceeds (B) $400,000,000, to (b) the sum of (i) the amount determined pursuant to clause (a) plus (ii) Consolidated Net Worth as of such date.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

          "Loan Documents" means, collectively, this Agreement, the Notes, the L/C Applications, any Guarantor Joinder Agreement, any Foreign Subsidiary Borrower Joinder Agreement and each other document, instrument and agreement executed and delivered by any Credit Party for the benefit of the Administrative Agent or any Lender in connection with this Agreement, all as may be amended, restated or otherwise modified.

          "Loans" means the collective reference to the Revolving Credit Loans and the Competitive Bid Loans; "Loan" means any one of such Loans.

          "Local Time" means (a) in the case of Foreign Currency Loans, London time (or, in the case of the definition of "Eurocurrency Base Rate" with respect to Loans denominated in euros, Brussels time) and (b) in all other cases, New York City time.

          "London Banking Day" means any day on which banks in London are open for general banking business, including dealings in foreign currency and exchange.

          "Margin Stock" has the meaning given such term under Regulation U of the Board.

          "Material Adverse Effect" means (a) a material adverse effect on the financial condition or results of operations of the Parent Borrower and its Restricted Subsidiaries taken as a whole that would impair the ability of the Credit Parties to perform their obligations under the Loan Documents or
     (b) a material adverse effect on the rights or remedies of the Lenders or the Administrative Agent under the Loan Documents.

          "Material Domestic Subsidiary" means any Subsidiary of the Parent Borrower which (a) is organized under the laws of the United States, any state thereof or the District of Columbia and (b) together with its Subsidiaries, (i) owns more than twenty percent (20%) of Consolidated Total Assets or (ii) accounts for more than twenty percent (20%) of Consolidated EBITDA.

          "Moody's" means Moody's Investors Service, Inc.

          "Multicurrency Agent" means J.P. Morgan Europe Limited and any successor thereto appointed pursuant to Section 12.9.

          "Multiemployer  Plan"  means a  "multiemployer  plan"  as  defined  in
     Section 4001(a)(3) of ERISA to which the Parent Borrower or any ERISA Affiliate is making, has made, is accruing or has accrued an obligation to make, contributions within the preceding six years.

          "New Lender" has the meaning assigned thereto in Section 2.7.2.

          "Notes" means any promissory note evidencing Loans.

          "Notice of Account  Designation"  has the meaning  assigned thereto in
     Section 2.2.2.

          "Notice of  Borrowing"  has the  meaning  assigned  thereto in Section
     2.2.1.

          "Notice of Conversion/Continuation" has the meaning assigned thereto in Section 4.2.

          "Notice of Prepayment" has the meaning assigned thereto in Section 2.3.3.

          "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, and (b) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, in each case under or in respect of this Agreement or any of the other Loan Documents.

          "Offered Increase Amount" has the meaning assigned thereto in Section 2.7.1.

          "Operating Lease" means, as to any Person, as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

          "Optional Currency" means Canadian Dollars, euros, British Pounds Sterling, Australian Dollars, Hong Kong Dollars, and Japanese Yen.

          "Optional Currency Revolving Loan" means any Revolving Credit Loan denominated in an Optional Currency.

          "Other Taxes" has the meaning assigned thereto in Section 4.11.2.

          "Outstanding Dollar Revolving A Credit Exposure" means at any time the sum of the then outstanding (i) Revolving A L/C Obligations denominated in Dollars and (ii) the Revolving A Credit Loans denominated Dollars.

          "Outstanding Foreign Currency Credit Exposure" means at any time the sum of the (i) Outstanding Optional Currency Revolving A Credit Exposure and (ii) the Dollar Equivalent of the then outstanding Foreign Currency Competitive Bid Loans (as determined in accordance with Section 2.2.1(b)).

          "Outstanding Optional Currency Revolving A Credit Exposure" means at any time the sum of the Dollar Equivalents of the then outstanding (i) Revolving A L/C Obligations denominated in an Optional Currency and (ii) the Revolving A Credit Loans denominated an Optional Currency, in each case, as determined in accordance with Section 2.2.1(b) or the last sentence of Section 3.2, as applicable.

          "Outstanding Revolving A Credit Exposure" means at any time the sum of the aggregate principal amount of the (i) Outstanding Dollar Revolving A Credit Exposure and (ii) the Outstanding Optional Currency Revolving A Credit Exposure.

          "Outstanding Revolving Credit Exposure" means at any time the sum of the aggregate principal amount of the then (i) Outstanding Revolving A Credit Exposure, (ii) outstanding Revolving B Credit Loans and (iii) Revolving B L/C Obligations.

          "Parent Borrower" means The Brink's Company, a Virginia corporation.

          "Participant" has the meaning assigned thereto in Section 13.8.3.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor agency.

          "Pension Plan" means any employee pension benefit plan (within the meaning of Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and is maintained for the employees of the Parent Borrower or any of its ERISA Affiliates.

          "Performance Letters of Credit" means any trade or documentary Letter of Credit issued to secure the performance by any Person of its obligations, or to guarantee or otherwise secure any Person's obligations relating to a bid, advance payment or security deposit, retention release, custom and duty deferment guaranty or bond, warranty or performance bond or other guaranty.

          "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

          "Plan" means at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Parent Borrower or any ERISA Affiliate is (or if such plan were terminated at such time, would, under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prior Bank Commitment" means the Parent Borrower's committed credit facility evidenced by the Existing Credit Agreement.

          "Quotation Day" means in respect of the determination of the Eurocurrency Rate for any Interest Period for Eurocurrency Rate Loans in any Optional Currency, the day on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in such Optional Currency for delivery on the first day of such Interest Period for such Interest Period; provided, that if quotations would ordinarily be given on more than one date, the Quotation Day for such Interest Period shall be the last of such dates. On the date hereof, the Quotation Day in respect of any Interest Period (i) for any Optional Currency (other than euros and British Pounds Sterling) is customarily the last London Banking Day prior to the beginning of such Interest Period which is (a) at least two London Banking Days prior to the beginning of such Interest Period and
     (b) a day on which banks are open for general banking business in Optional Currency; (ii) for euros is customarily the day which is two Target Operating Days prior to the first day of such Interest Period and (iii) for British Pounds Sterling is customarily the day which is the first day of such Interest Period.

          "Real Property" of any Person means all the right, title and interest of such Person in and to land, improvements and fixtures, including leaseholds.

          "Reimbursement Obligation" means the obligation of any Unrestricted Borrower to reimburse each Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued at the request of the Parent Borrower.

          "Refinancing" has the meaning assigned thereto in the recitals hereto.

          "Register" has the meaning assigned thereto in Section 13.8.2.

          "Reportable Event" means an event described in Section 4043(c) of ERISA with respect to a Pension Plan that is subject to Title IV of ERISA other than those events as to which the thirty (30) day notice period is waived under subsection .22, .23, .27 or .28 of PBGC Regulation Section 4043.

          "Required Lenders" means, at any date, any combination of Lenders that hold more than fifty percent (50%) of the Aggregate Commitment then in effect or, if the Aggregate Commitment has been terminated, any combination of Lenders who collectively hold more than fifty percent (50%) of the aggregate unpaid principal amount of the Extensions of Credit (excluding the aggregate unpaid principal amount of Competitive Bid Loans); provided that, for purposes of declaring the Loans to be due and payable pursuant to
     Article XI, and for all purposes after the Loans become due and payable pursuant to Article XI, the outstanding Competitive Bid Loans of the Lenders shall be included in the Lenders' respective Aggregate Commitment Percentages in determining the Required Lenders.

          "Required Revolving A Lenders" means, at any date, any combination of Revolving A Lenders that hold more than fifty percent (50%) of the Aggregate Revolving A Commitment then in effect or, if the Aggregate Revolving A Commitment has been terminated, any combination of Revolving A Lenders who collectively hold more than fifty percent (50%) of the aggregate unpaid principal amount of the outstanding Revolving A Credit Loans.

          "Requirement of Law": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" means any of the following: the chief executive officer or chief financial officer of the Parent Borrower or any other officer of the Parent Borrower proposed by the Parent Borrower and reasonably acceptable to the Administrative Agent.

          "Restricted Subsidiary" means:

               (i) any Subsidiary of the Parent Borrower at the date of this Agreement (including the Domestic Subsidiary Borrower) other than a Subsidiary designated as an Unrestricted Subsidiary in Schedule 1.1(b);

               (ii) any Material Domestic Subsidiary of the Parent Borrower;

               (iii) any Foreign Subsidiary Borrower;

               (iv) any Subsidiary of the Parent Borrower that is a Guarantor;

               (v) any Subsidiary of the Parent Borrower that owns, directly or indirectly, any of the capital stock of any Guarantor; and

               (vi) any Person that becomes a Subsidiary of the Parent Borrower after the date hereof unless prior to such Person becoming a Subsidiary the board of directors of the Parent Borrower designates such Subsidiary as an Unrestricted Subsidiary, in accordance with the following paragraph.

     A Restricted Subsidiary (other than any Material Domestic Subsidiary, any Subsidiary that is a Guarantor, Foreign Subsidiary Borrower, or any Subsidiary that owns, directly or indirectly, any of the capital stock of any Guarantor) may be designated by the board of directors of the Parent Borrower as an Unrestricted Subsidiary by written notice to the Administrative Agent, but only if (a) the Subsidiary owns no shares, directly or indirectly, of the Parent Borrower or any Restricted Subsidiary and (b) immediately after such designation, the Leverage Ratio is not greater than 0.60 to 1.00 and the Interest Coverage Ratio is at least 3.00 to 1.00. An Unrestricted Subsidiary may be designated by the board of directors of the Parent Borrower as a Restricted Subsidiary by written notice to the Administrative Agent, but only if immediately after such designation (x) the Parent Borrower shall be in compliance with Section 9.2 and (y) the Leverage Ratio is not greater than 0.60 to 1.00 and the Interest Coverage Ratio is at least 3.00 to 1.00.

          "Revolving A Commitment" means as to any Lender, the obligation of such Lender to make Revolving A Credit Loans for the account of the Borrowers and participate in Revolving A Letters of Credit in an aggregate principal and/or stated amount at any time outstanding not to exceed the amount set forth under "Revolving A Commitment" opposite such Lender's name on Schedule 1.1(a) hereto as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof.

          "Revolving A Commitment Percentage" means, with respect to any Lender at any time, the ratio (expressed as a percentage) of (a) the amount of the Revolving A Commitment of such Lender at such time to (b) the Aggregate Revolving A Commitment.

          "Revolving A Credit Facility" means the multi-year revolving credit facility established pursuant to Section 2.1.1(a) hereof.

          "Revolving A Credit Loans" has the meaning assigned thereto in Section 2.1.1(a).

          "Revolving  A L/C Fee" has the  meaning  assigned  thereto  in Section
     3.3.1.

          "Revolving A L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Revolving A Letters of Credit and (b) the aggregate amount of drawings under Revolving A Letters of Credit which have not then been reimbursed pursuant to Section 3.5, provided that for purposes of determining the amount of Revolving A L/C Obligations at any such time, any portion of such amount that is denominated in an Optional Currency shall be included in such amount as the Dollar Equivalent thereof at such time.

          "Revolving A L/C Participants" means the collective reference to all the Revolving A Lenders other than the applicable Issuing Lender.

          "Revolving A Lender" means each Lender with a Revolving A Commitment or that holds a Revolving A Credit Loan.

          "Revolving  A Letters of Credit" has the meaning  assigned  thereto in
     Section 3.1.1.

          "Revolving B Commitment" means as to any Lender, the obligation of such Lender to make Revolving B Credit Loans for the account of the Parent Borrower and participate in Revolving B Letters of Credit in an aggregate principal and/or stated amount at any time outstanding not to exceed the amount set forth under "Revolving B Commitment" opposite such Lender's name on Schedule 1.1(a) hereto as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof.

          "Revolving B Commitment Percentage" means, with respect to any Lender at any time, the ratio (expressed as a percentage) of (a) the amount of the Revolving B Commitment of such Lender at such time to (b) the Aggregate Revolving B Commitment.

          "Revolving B Credit Facility" means the multi-year revolving credit facility established pursuant to Section 2.1.1(b) hereof.

          "Revolving B Credit Loans" has the meaning assigned thereto in Section 2.1.1(b).

          "Revolving  B L/C Fee" has the  meaning  assigned  thereto  in Section
     3.3.2.

          "Revolving B L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Revolving B Letters of Credit and (b) the aggregate amount of drawings under Revolving B Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

          "Revolving B L/C Participants" means the collective reference to all the Revolving B Lenders other than the applicable Issuing Lender.

          "Revolving B Lender" means each Lender with a Revolving B Commitment or that holds a Revolving B Credit Loan.

          "Revolving  B Letters of Credit" has the meaning  assigned  thereto in
     Section 3.1.2.

          "Revolving Credit Facilities" means the collective reference to the Revolving A Credit Facility and the Revolving B Credit Facility.

          "Revolving  Credit Loan" means any loan (other than a Competitive  Bid
     Loan) made to the Borrowers pursuant to Section 2.2.

          "Sale and Leaseback Transaction" means the sale by the Parent Borrower or a Restricted Subsidiary to any Person (other than any Credit Party) of any property or asset and, as part of the same transaction or series of transactions, the leasing as lessee by the Parent Borrower or any Restricted Subsidiary of the same or another property or asset which it intends to use for substantially the same purpose.

          "S&P" means Standard & Poor's Ratings Services.

          "Specified Maturity Date" means October 15, 2009.

          "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Parent Borrower.

          "Subsidiary Borrowers" means the Domestic Subsidiary Borrower and the Foreign Subsidiary Borrowers.

          "Support Obligation" means, with respect to any Person, at any date without duplication, any Debt of another Person that is guaranteed, directly or indirectly in any manner, by such Person or endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse by such Person or any Debt of another Person that has the substantially equivalent or similar economic effect of being guaranteed by such Person or of otherwise making such Person contingently liable therefor, through an agreement or otherwise, including, without limitation, an agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, such Debt, or (ii) to make any loan, advance, capital contribution or other investment in such other Person to assure a minimum equity, asset base, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other Person (unless such investment is expected to constitute a permitted investment under Section 9.10).

          "Swiss Guidelines" has the meaning assigned thereto in Section 13.8.2(g).

          "Syndication Agents" has the meaning assigned thereto in the recitals hereto.

          "Target  Operating Day": any day that is not (a) a Saturday or Sunday,
     (b)  Christmas  Day or New  Year's  Day or (c) any  other  day on which the
     Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as reasonably determined by the Administrative Agent).

          "Taxes" has the meaning assigned thereto in Section 4.11.1.

          "Termination  Date"  means the  earliest  of the dates  referred to in
     Section 2.5.

          "UCC"  means,  with  respect  to any  Letter of  Credit,  the  Uniform
     Commercial Code as in effect in the State in which the corporate headquarters of the relevant Issuing Lender is located or such other jurisdiction as is acceptable to the relevant Issuing Lender, as amended, restated or otherwise modified from time to time.

          "Unfunded Current Liability" of any Pension Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Pension Plan as of the close of its most recent year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No 87, exceeds the sum of (a) the market value of the assets allocable thereto and (b) $5,000,000.

          "Uniform   Customs"  means  the  Uniform   Customs  and  Practice  for
     Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

          "United States" and "U.S." mean the United States of America.

          "Unrestricted Borrowers" means the Parent Borrower, the Domestic Subsidiary Borrower and the Unrestricted Foreign Subsidiary Borrowers.

          "Unrestricted Foreign Subsidiary Borrowers" means Pittston International Finance Company, Ltd, a company formed under the laws of the Republic of Ireland, Brink's International, C.V., a company formed under the laws of the Netherlands, Brink's Switzerland, and any other wholly-owned Foreign Subsidiary with respect to which the conditions set forth in Section 2.8.1 shall have been satisfied.

          "Unrestricted Subsidiary Borrowers" means the Domestic Subsidiary Borrower and the Unrestricted Foreign Subsidiary Borrowers.

          "Unrestricted Subsidiary" means any Subsidiary other than a Restricted Subsidiary.

          "USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, 107 P.L. 56, as amended.

          "Utilization" means, for any day, (a) (x) the aggregate principal amount of all outstanding Loans plus (y) the Dollar Equivalent of the then outstanding L/C Obligations divided by (b) the Aggregate Commitment, the result being expressed as a percentage.

          "Utilization Fee" means, for any day, a per annum rate equal to the Applicable Percentage for the Utilization Fee on such day.

     Section 1.2   General.

     Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Any reference herein to "New York City time" or "London time" shall refer to the applicable time of day in New York City or London, England, as applicable.

     Section 1.3   Other Definitions and Provisions.

     1.3.1 Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings provided herein when used in this Agreement and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

     1.3.2 Miscellaneous. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.


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

     Section 1.4    Accounting Terms.

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the annual audited financial statements referenced in Section 6.1.7); provided, however, if (a) the Parent Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Parent Borrower to the Administrative Agent or the Lenders as to which no such objection shall have been made.

                                   ARTICLE II

                                CREDIT FACILITIES


     Section 2.1    Amount and Terms of Credit.

     2.1.1 Description of Facilities. Upon the terms and subject to the conditions set forth in this Agreement:

     (a) (i) the Revolving A Lenders hereby grant to the Unrestricted Borrowers a multi-year revolving credit facility (the "Revolving A Credit Facility") pursuant to which each Revolving A Lender severally agrees to make revolving credit loans (the "Revolving A Credit Loans") to such Unrestricted Borrowers in Dollars or in any Optional Currency and (ii) the parties hereto agree that each Revolving A Lender may, in its sole discretion, make Dollar Competitive Bids or Foreign Currency Competitive Bids to make Dollar Competitive Bid Loans and Foreign Currency Competitive Bid Loans, as the case may be, to the Unrestricted Borrowers in accordance with Section 2.4.1 and Section 2.4.2, as applicable; provided, in each case, that: (1) the aggregate principal amount of all outstanding Revolving A Credit Loans (after giving effect to any amount requested) shall not exceed the Aggregate Revolving A Commitment minus all outstanding Revolving A L/C Obligations; (2) the sum of the aggregate principal amount of outstanding Revolving A Credit Loans made by any Revolving A Lender and such Lender's share of Revolving A L/C Obligations shall not at any time exceed such Lender's Revolving A Commitment; (3) the Outstanding Revolving Credit Exposure together with the Dollar Equivalent of the aggregate principal amount of all outstanding Competitive Bid Loans shall not exceed the Aggregate Commitment and (4) the Outstanding Foreign Currency Credit Exposure shall not exceed $150,000,000. Each Revolving A Credit Loan made by a Revolving A Lender under the Revolving A Credit Facility shall be in a principal amount equal to such Lender's Revolving A Commitment Percentage of the aggregate principal amount of Revolving A Credit Loans requested under such facility on such occasion.

     (b) (i) the Revolving B Lenders hereby grant to the Parent Borrower and the Domestic Subsidiary Borrower a multi-year revolving credit facility (the "Revolving B Credit Facility") pursuant to which each Revolving B Lender severally agrees to make revolving credit loans (the "Revolving B Credit Loans") to the Parent Borrower and the Domestic Subsidiary Borrower in Dollars in accordance with Section 2.2 and (ii) the parties hereto agree that each Revolving B Lender may, in its sole discretion, make Dollar Competitive Bids or Foreign Currency Competitive Bids to make Dollar Competitive Bid Loans and Foreign Currency Competitive Bid Loans, as the case may be, to the Unrestricted Borrowers in accordance with Section 2.4.1 and Section 2.4.2, as applicable;


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

provided that: (1) the aggregate principal amount of all outstanding Revolving B Credit Loans (after giving effect to any amount requested) shall not exceed the Aggregate Revolving B Commitment minus all outstanding Revolving B L/C Obligations; (2) the sum of the aggregate principal amount of outstanding Revolving B Credit Loans made by any Revolving B Lender and such Lender's share of Revolving B L/C Obligations shall not at any time exceed such Lender's Revolving B Commitment; and (3) the Outstanding Revolving Credit Exposure together with the Dollar Equivalent of the aggregate principal amount of all outstanding Competitive Bid Loans shall not exceed the Aggregate Commitment and
(4) the Outstanding Foreign Currency Credit Exposure shall not exceed $150,000,000. Each Revolving B Credit Loan made by a Revolving B Lender under the Revolving B Credit Facility shall be in a principal amount equal to such Lender's Revolving B Commitment Percentage of the aggregate principal amount of Revolving B Credit Loans requested under such facility on such occasion.

     2.1.2 Application of Facilities. The Credit Facilities established hereby shall be used by the Borrowers and their Subsidiaries for any lawful purpose, including, without being limited to:

          (a)  refinance   existing   Debt  of  the  Parent   Borrower  and  its
     Subsidiaries outstanding under the Prior Bank Commitment; and

          (b) finance the working capital, capital expenditures, acquisitions permitted under this Agreement and general corporate purposes of the Borrowers and their Subsidiaries; provided, however, that no portion of the proceeds of any Loan shall be used to fund any such acquisition unless at such time (to the extent required by law and/or the corporate governance or other organizational documents of the subject company) the board of directors of the subject company shall have either (i) approved such acquisition or recommended it to shareholders or (ii) taken a position that it will neither recommend for or against such acquisition;

and, accordingly, each of the Borrowers shall apply all amounts borrowed by it hereunder in or towards satisfaction of such purposes and neither the Administrative Agent nor any Lender shall be obligated to see to the application thereof.

     2.1.3 Lender Agreement. Each Lender severally agrees, and by making any advance hereunder shall be deemed severally to represent, that none of the funds made available by such Lender with respect to any Revolving Credit Loan or any Competitive Bid Loan constitute "plan assets" within the meaning of 29 C.F.R.
Section 2510.3-101.

     Section 2.2    Procedure for Advances of Revolving Credit Loans.

     2.2.1 Requests for Revolving Credit Loans.

     (a) The Parent Borrower (on its own behalf or on behalf of any Unrestricted Subsidiary Borrower) shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit A (a "Notice of Borrowing") not later than (i) 11:00 a.m., Local Time, on the same Business Day as each Alternate Base Rate Loan, (ii) 12:00 noon, Local Time, at least three
(3) Business Days before each Dollar Eurocurrency Rate Loan and (iii) 12:00 noon, Local Time, at least four (4) Business Days before each Optional Currency Revolving Loan, in each case, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an amount equal to the unused amount of the Aggregate Commitment, or if less, (x) with respect to Alternate Base Rate Loans, in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof, and (y) with respect to Eurocurrency Rate Loans, in an aggregate principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or as such other amount as may be satisfactory to the Administrative Agent), (C) whether such Revolving Credit

Loan is to be a Eurocurrency Rate Loan or an Alternate Base Rate Loan, (D) in the case of a Eurocurrency Rate Loan, (x) the currency in which such Eurocurrency Rate Loan is to be denominated and (y) the duration of the Interest Period applicable thereto, (E) in the case of a requested Revolving A Credit Loan to an Unrestricted Foreign Subsidiary, the name and location of such Unrestricted Foreign Subsidiary and (F) the aggregate principal amount (in each relevant currency) of all Competitive Bid Loans to the Borrowers then outstanding. Any Revolving Credit Loan borrowed pursuant to any Notice of Borrowing shall be applied between the Revolving A Commitment and the Revolving B Commitment in accordance with Section 4.4. Notices received after 11:00 a.m. or 12:00 noon, Local Time, as applicable, shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Revolving Credit Borrowing.

     (b) The Administrative Agent shall calculate the Dollar Equivalent of (i) each outstanding Foreign Currency Loan as of the date of any Notice of Borrowing or Notice of Continuation with respect to any Optional Currency Revolving Loan,
(ii) each outstanding Optional Currency Revolving Loan at the end of each calendar month and, in each case, shall notify the Parent Borrower of such calculation, and such calculation shall be the basis of any determination of the amount of outstanding Revolving Credit Loans for purposes hereof until the next such calculation and (iii) either of the foregoing, at such time and from time to time as the Administrative Agent shall determine or the Required Lenders shall require.

     2.2.2 Disbursement of Revolving Credit Loans. Upon receipt of any notice pursuant to the last sentence of Section 2.2.1(a), each Lender will make available to the Administrative Agent, for the account of the relevant Unrestricted Borrower at the relevant Funding Office, in funds immediately available to the Administrative Agent, such Lender's Revolving A Commitment Percentage of the Revolving A Credit Loans to be made on such borrowing date and such Lender's Revolving B Commitment Percentage of the Revolving B Credit Loans to be made on such borrowing date, as applicable, no later than 2:00 p.m., Local Time, on the proposed borrowing date. Each Unrestricted Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested for such Unrestricted Borrowers pursuant to this Section 2.2 in immediately available funds by crediting or wiring such proceeds to the deposit account of the such Unrestricted Borrower identified in the most recent notice of account designation, substantially in the form of Exhibit B hereto (a "Notice of Account Designation"), delivered by each such Unrestricted Borrower to the Administrative Agent, or as may be otherwise agreed upon from time to time by each such Unrestricted Borrower and the Administrative Agent. Subject to
Section 4.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving A Credit Loan or Revolving B Credit Loan requested pursuant to this Section 2.2 for which any Lender is responsible to the extent that such Lender has not made available to the Administrative Agent its Revolving A Commitment Percentage of such Revolving A Credit Loan or its Revolving B Commitment Percentage of such Revolving B Revolving Credit Loan, as applicable.

     Section 2.3    Repayment of Loans.

     2.3.1 Repayment on Termination Date. Each Borrower agrees to repay the outstanding principal amount of all Loans made to it under, and its Reimbursement Obligation under, the Revolving Credit Facilities in full on the Termination Date, with all accrued but unpaid interest thereon.

     2.3.2 Mandatory Repayment of Loans. (a) If at any time the Outstanding Revolving A Credit Exposure exceeds 105% (or if none of such Outstanding Revolving A Credit Exposure is denominated in an Optional Currency, 100%) of the Aggregate Revolving A Commitment, the relevant Borrower agrees immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving A Lenders, to repay Revolving A Credit Loans,

Revolving A L/C Obligations or Competitive Bid Loans and/or furnish cash collateral reasonably satisfactory to the Administrative Agent, in an amount such that, after giving effect thereto, the Outstanding Revolving A Credit Exposure does not exceed the Aggregate Revolving A Commitment. Such cash collateral shall be applied in accordance with Section 11.2.2. Any repayment of such Eurocurrency Rate Loan other than on the last day of the Interest Period applicable thereto shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

     (b) If at any time the sum of the outstanding principal amount of all Revolving B Credit Loans made under the Revolving B Credit Facility and all outstanding Revolving B L/C Obligations exceeds the Aggregate Revolving B Commitment, the relevant Borrower agrees immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving B Lenders, to repay Revolving B Credit Loans, Revolving B L/C Obligations or Dollar Competitive Bid Loans and/or furnish cash collateral reasonably satisfactory to the Administrative Agent, in an amount equal to such excess. Such cash collateral shall be applied in accordance with Section 11.2.2. Any repayment of such Eurocurrency Rate Loans other than on the last day of the Interest Period applicable thereto shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

     2.3.3 Optional Repayments. Each Unrestricted Borrower may at any time and from time to time repay the Revolving Credit Loans made to it, in whole or in part, upon (i) at least three (3) Business Days irrevocable notice by the Parent Borrower (on its own behalf or on behalf of the relevant Unrestricted Subsidiary Borrower) to the Administrative Agent with respect to Eurocurrency Rate Loans (which shall include Dollar Eurocurrency Rate Loans and/or Eurocurrency Rate Loans denominated in any Optional Currency) and (ii) upon one (1) Business Day irrevocable notice by the Parent Borrower (on its own behalf or on behalf of the relevant Unrestricted Subsidiary Borrower) to the Administrative Agent with respect to Alternate Base Rate Loans, in the form attached hereto as Exhibit C (a "Notice of Prepayment") specifying the date and amount of repayment and whether the repayment is of Revolving A Credit Loans and/or Revolving B Credit Loans and of Eurocurrency Rate Loans and/or Alternate Base Rate Loans, or a combination thereof, and, if of a combination, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving A Lender or Revolving B Lender, as applicable. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Alternate Base Rate Loans, and $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Eurocurrency Rate Loans.

     2.3.4 Limitation on Repayment of Eurocurrency Rate Loans. An Unrestricted Borrower may not repay any Eurocurrency Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

     2.3.5 Limitation on Repayment of Competitive Bid Loans. A Borrower may not repay any Competitive Bid Loan on any day other than on the last day of the Interest Period applicable thereto except, and on such terms, as agreed to by the Parent Borrower (on its own behalf or on behalf of the relevant Subsidiary Borrower) and the Lender which made such Competitive Bid Loan.

     Section 2.4    Competitive Bid Loans and Procedures.

     2.4.1 Dollar Competitive Bid Loans

     (a) Subject to the terms and conditions set forth herein, from time to time until the expiration or termination of the Aggregate Commitment, each Lender may (but shall not have any obligation to) submit Dollar Competitive Bids under the

Revolving Credit Facilities, and the Parent Borrower may (but shall not have any obligation to) accept Dollar Competitive Bids and borrow Dollar Competitive Bid Loans (in each case, on its own behalf or on behalf of the relevant Subsidiary Borrower); provided that the Dollar Equivalent of the sum of the aggregate principal amount of the outstanding Revolving Credit Loans made under the Revolving Credit Facilities shall not at any time exceed the Aggregate Commitment. Unless otherwise mutually agreed with the Administrative Agent, the Parent Borrower shall administer the bidding and acceptance process for Dollar Competitive Bid Loans in accordance with the terms and conditions of this
Section 2.4.1.

     (b) Each Dollar Competitive Bid shall be submitted by telecopy or electronic mail to the Parent Borrower or by telephone (promptly confirmed in writing to the Parent Borrower) not later than 10:30 a.m. (New York City time) on the proposed date of such borrowing and, unless timely accepted, shall automatically lapse at 11:30 a.m. (New York City time) on such date. A Dollar Competitive Bid may be for an amount greater than (or less than) such Lender's Commitment. Each Dollar Competitive Bid shall be irrevocable and shall specify
(i) the principal amount (which shall be a minimum of $500,000 and an integral multiple of $100,000 in excess thereof) of the Dollar Competitive Bid Loan or Loans that the applicable Lender is willing to make, (ii) the Dollar Competitive Bid Rate or Rates at which such Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places), (iii) the Interest Period applicable to each such Loan and the last day thereof, and (iv) the name of the relevant Borrower. The Parent Borrower may accept or reject any Dollar Competitive Bid; provided that the Parent Borrower shall not accept a Dollar Competitive Bid made at a particular Dollar Competitive Bid Rate if the Parent Borrower rejects a Dollar Competitive Bid made at a lower Dollar Competitive Bid Rate, unless the Parent Borrower determines in its good faith judgment that the overall cost of accepting the Dollar Competitive Bid made at the lower Dollar Competitive Bid Rate (due to fees or other expenses in connection with such Dollar Competitive
Bid) exceeds that of the Dollar Competitive Bid made at the higher Dollar Competitive Bid Rate.

     (c) The provisions of the preceding paragraph notwithstanding, if Dollar Competitive Bids were made by Lenders on a Business Day with respect to a particular Interest Period and such bids lapsed at 11:30 a.m. (New York City time) on such Business Day pursuant to the preceding paragraph, the Parent Borrower may, in its sole and absolute discretion, subject only to the provisions of this paragraph, contact one or more of such Lenders, by telephone, telecopy or email, prior to 3:00 p.m. (New York City time) on such Business Day to request that such Lenders reinstate such Dollar Competitive Bids for such Interest Period or provide new Dollar Competitive Bids for such Interest Period on such Business Day. Each Dollar Competitive Bid so reinstated shall be submitted by telecopy or electronic mail to the Parent Borrower or by telephone (promptly confirmed in writing to the Parent Borrower) on the proposed date of such borrowing. Notwithstanding anything to the contrary in any Dollar Competitive Bid reinstated or submitted pursuant to this paragraph, each such Dollar Competitive Bid shall be irrevocable in respect of the date on which it is to reinstated or submitted and shall automatically expire at the earlier of
(a) 3:00 p.m. (New York City time) on the date submitted and (b) one hour after such Dollar Competitive Bid is received by the Parent Borrower.

     (d) The Parent Borrower may, in its sole and absolute discretion, subject only to the provisions of this paragraph accept any Dollar Competitive Bid submitted under this Section by notifying the Lender submitting such Dollar Competitive Bid by telephone, telecopy or email not later than the expiration time of such bid, which acceptance notice shall be further confirmed to such Lender and to the Administrative Agent in writing by telecopy or email not later than the close of business on the date of acceptance, indicating the Interest Period and the agreed interest rate on and principal amount of the Dollar Competitive Bid Loan to be made by such Lender on such Business Day. A notice given by the Parent Borrower pursuant to this paragraph shall be irrevocable.

     (e) Not later than 5:00 p.m. (New York City time) on the proposed borrowing date, each Lender whose Dollar Competitive Bid has been accepted will disburse its Dollar Competitive Bid Loan in immediately available funds by crediting or wiring such proceeds to the deposit account of the relevant Borrower identified in its most recent Notice of Account Designation. Each such Lender shall furnish account wiring instructions to the Parent Borrower for the payment of principal and interest.

     (f) At the written request of any Lender or the Administrative Agent, the Parent Borrower shall disclose to the Administrative Agent the Dollar Competitive Bids received and accepted by the Parent Borrower on any date specified in such request, provided that such date is not more than 30 days prior to the date on which such request is received by the Parent Borrower.

     (g) While any Dollar Competitive Bid Loan is outstanding, the Commitment of each Lender shall be deemed used for all purposes by an amount equal to its pro rata share (based on its respective Aggregate Commitment Percentage) of the principal amount of such Dollar Competitive Bid Loan.

     (h) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the relevant Borrower to such Lender resulting from each Dollar Competitive Bid Loan made by such Lender to the relevant Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The entries maintained in the accounts maintained pursuant to the immediately preceding sentence shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the relevant Borrower to repay the Obligations in accordance with their terms.

     (i) Unless such Dollar Competitive Bid Loan is renewed at the Lender's option upon request of the Parent Borrower, the relevant Borrower shall repay the outstanding principal amount of each Dollar Competitive Bid Loan made to it in full on the last day of the Interest Period applicable thereto, with all accrued but unpaid interest thereon. Dollar Competitive Bid Loans may not be repaid prior to the last day of the applicable Interest Period except in accordance with Sections 2.3.2 and 2.3.5.

     2.4.2    Foreign Currency Competitive Bid Loans

     (a) Subject to the terms and conditions set forth herein, from time to time until the expiration or termination of the Aggregate Commitment, each Lender may (but shall not have any obligation to) submit Foreign Currency Competitive Bids under the Revolving Credit Facilities, and the Parent Borrower may (but shall not have any obligation to) accept Foreign Currency Competitive Bids and borrow Foreign Currency Competitive Bid Loans (in each case, on its own behalf or on behalf of the relevant Subsidiary Borrower); provided that: (1) the Outstanding Revolving Credit Exposure together with the Dollar Equivalent of the aggregate principal amount of all outstanding Competitive Bid Loans shall not at any time exceed the Aggregate Commitment and (2) the Outstanding Foreign Currency Credit Exposure shall not exceed $150,000,000. Unless otherwise mutually agreed with the Administrative Agent, the Parent Borrower shall administer the bidding and acceptance process for Foreign Currency Competitive Bid Loans in accordance with the terms and conditions of this Section 2.4.2.

     (b) When any Borrower wishes to request Foreign Currency Competitive Bids, the Parent Borrower (on its own behalf or on behalf of the relevant Subsidiary Borrower) shall transmit to the Lenders, a request for Foreign Currency Competitive Bids to be received no later than one Business Day prior to the date on which such Foreign Currency Competitive Bids are to be submitted by the Lenders specifying: (i) the date and time such Foreign Currency Competitive Bids must be submitted to the relevant Borrower, (ii) the proposed borrowing date of such Foreign Currency Competitive Bid Loan, which shall be a Business Day, (iii) the aggregate principal amount of such requested Foreign Currency Competitive Bid Loan, (iv) the currency in which such requested Foreign Currency Competitive Bid Loan shall be made available, (v) the name of the Borrower, (vi) the jurisdiction in which such requested Foreign Currency Competitive Bid Loan shall be made available and (vii) any other conditions relevant to such requested Foreign Currency Competitive Bid Loan (a "Foreign Currency Competitive Bid Request").

     (c) Each Foreign Currency Competitive Bid shall be submitted by telecopy, electronic mail or telephone (promptly confirmed in writing to the relevant Borrower) to the Parent Borrower (or, at its option, to the relevant Foreign Subsidiary Borrower) no later than the time specified in the Foreign Currency Competitive Bid Request, and, unless timely accepted, shall automatically lapse one hour thereafter. A Foreign Currency Competitive Bid may be for an amount greater than (or less than) such Lender's Commitment. Each Foreign Currency Competitive Bid shall be irrevocable and shall specify (i) the principal amount of the Foreign Currency Competitive Bid Loan or Loans that the applicable Lender is willing to make, (ii) the Foreign Currency Competitive Bid Rate or Rates at which such Lender is prepared to make such Foreign Currency Competitive Bid Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places), (iii) the currency in which such Foreign Currency Competitive Bid Loan is to be denominated, (iv) the Interest Period applicable to each such Loan and the last day thereof and (v) any other information that the Parent Borrower shall have required to be provided to it in the Foreign Currency Competitive Bid Request. The Parent Borrower may accept or reject any Foreign Currency Competitive Bid (on its own behalf or on behalf of the relevant Subsidiary Borrower); provided that the Parent Borrower shall not accept a Foreign Currency Competitive Bid made at a particular Foreign Currency Competitive Bid Rate if the Parent Borrower rejects a Foreign Currency
Competitive Bid made at a lower Foreign Currency Competitive Bid Rate, unless the Parent Borrower determines in its good faith judgment that the overall cost of accepting the Foreign Currency Competitive Bid made at the lower Foreign Currency Competitive Bid Rate (due to withholding taxes, fees or other expenses in connection with such Foreign Currency Competitive Bid) exceeds that of the Foreign Currency Competitive Bid made at the higher Foreign Currency Competitive Bid Rate.

     (d) The provisions of the preceding paragraph notwithstanding, if Foreign Currency Competitive Bids were made by Lenders on a Business Day with respect to a particular Interest Period and such Foreign Currency Competitive Bids lapsed on such Business Day pursuant to the preceding paragraph, the Parent Borrower may, in its sole and absolute discretion, subject only to the provisions of this paragraph, contact one or more of such Lenders, by telephone, telecopy or email, following the lapse of such Foreign Currency Competitive Bid on such Business Day to request that such Lenders reinstate such Foreign Currency Competitive Bids for such Interest Period or provide new Foreign Currency Competitive Bids for such Interest Period on such Business Day. Each Foreign Currency Competitive Bid so reinstated shall be submitted by telecopy or electronic mail to the Parent Borrower or by telephone (promptly confirmed in writing to the Parent Borrower) on the proposed date of such borrowing. Notwithstanding anything to the contrary in any Foreign Currency Competitive Bid reinstated or submitted pursuant to this paragraph, each such Foreign Currency Competitive Bid shall be irrevocable in respect of the date on which it is to reinstated or submitted and shall automatically expire at one hour after such Foreign Currency Competitive Bid is received by the Parent Borrower.

     (e) The Parent Borrower (on its behalf or on behalf of the any Foreign Subsidiary Borrower) may, in its sole and absolute discretion, subject only to the provisions of this paragraph accept any Foreign Currency Competitive Bid submitted under this Section by notifying the Lender submitting such Foreign Currency Competitive Bid by telephone, telecopy or email not later than the expiration time of such Foreign Currency Competitive Bid, which acceptance notice shall be further confirmed to such Lender and to the Administrative Agent

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

in writing by telecopy or email not later than the close of business on the date of acceptance, indicating the Interest Period and the agreed interest rate on and principal amount of the Foreign Currency Competitive Bid Loan to be made by such Lender on such Business Day. A notice given by the relevant Borrower pursuant to this paragraph shall be irrevocable.

     (f) Not later than the time set forth in the relevant Foreign Currency Competitive Bid Request, each Lender whose Foreign Currency Competitive Bid has been accepted will disburse its Foreign Currency Competitive Bid Loan in immediately available funds and in the relevant Optional Currency by crediting or wiring such proceeds to the deposit account of the relevant Borrower identified in its most recent Notice of Account Designation. Each such Lender shall furnish account wiring instructions to the relevant Borrower for the payment of principal and interest.

     (g) At the written request of any Lender or the Administrative Agent, the Parent Borrower shall disclose to the Administrative Agent the Foreign Currency Competitive Bids received and accepted by the Borrowers on any date specified in such request, provided that such date is not more than 30 days prior to the date on which such request is received by such Borrowers.

     (h) While any Foreign Currency Competitive Bid Loan is outstanding, the Commitment of each Lender shall be deemed used for all purposes by an amount equal to its pro rata share (based on its respective Aggregate Commitment Percentage) of the principal amount of such Foreign Currency Competitive Bid Loan.

     (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the relevant Borrower to such Lender resulting from each Foreign Currency Competitive Bid Loan made by such Lender to the relevant Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The entries maintained in the accounts maintained pursuant to the immediately preceding sentence shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the relevant Borrower to repay the Obligations in accordance with their terms.

     (j) Unless such Foreign Currency Competitive Bid Loan is renewed at the Lender's option upon request of the Parent Borrower, the relevant Borrower shall repay the outstanding principal amount of each Foreign Currency Competitive Bid Loan made to it in full on the last day of the Interest Period applicable thereto, with all accrued but unpaid interest thereon. Foreign Currency Competitive Bid Loans may not be repaid prior to the last day of the applicable Interest Period except in accordance with Sections 2.3.2 and 2.3.5.

     Section 2.5    Termination of Revolving Credit Facilities.

     The Revolving Credit Facilities shall terminate on the earliest of (a) the Specified Maturity Date, (b) the date of termination of the Revolving Credit Facilities by the Administrative Agent on behalf of the Lenders pursuant to
Section 11.2.1 and (c) the date of termination by the Parent Borrower pursuant to Section 2.6.

     Section 2.6    Commitment Reductions.

     2.6.1 Voluntary Reduction. The Parent Borrower shall have the right at any time and from time to time, upon at least three (3) Business Days' prior written notice to the Administrative Agent, to permanently reduce (except as provided below), without premium or penalty, (a) the entire Aggregate Commitment at any time or (b) portions of the Aggregate Revolving A Commitment and the Aggregate Revolving B Commitment from time to time, in an aggregate principal amount not less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving A Lender and Revolving B Lender, as applicable.

     2.6.2 Payments Related to a Voluntary Reduction.

     (a) Each permanent reduction of the Aggregate Revolving A Commitment made pursuant to this Section 2.6 shall be accompanied, if necessary, by a payment of principal sufficient to reduce (or cash collateralize) the aggregate outstanding Revolving A Credit Loans and Revolving A L/C Obligations, as applicable, to the amount of the new Aggregate Revolving A Commitment after such reduction to the Aggregate Revolving A Commitment and, if the Aggregate Revolving A Commitment as so reduced is less than the aggregate amount of all outstanding Revolving A Letters of Credit, the Borrower shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the amount by which the aggregate then undrawn and unexpired amount of such Revolving A Letters of Credit exceeds the amount of the Aggregate Revolving A Commitment as so reduced. Such cash collateral shall be maintained and applied in accordance with Section 11.2.2. Any reduction of the Aggregate Revolving A Commitment to zero (including upon termination of the Revolving Credit
Facilities on the Termination Date) shall be accompanied by payment of all outstanding Revolving A Credit Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all Revolving A L/C Obligations) and shall result in the termination of the Aggregate Revolving A Commitment and the Revolving A Credit Facility. If any reduction of the Aggregate Revolving A Commitment requires the repayment of any Eurocurrency Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Notwithstanding anything herein to the contrary, the Aggregate Revolving A Commitment may not be permanently reduced by an amount such that the Aggregate Revolving A Commitment (after giving effect thereto) would be less than the Dollar Equivalent of aggregate amount of all unpaid principal of and interest (for the applicable Interest Periods) on outstanding Competitive Bid Loans under the Revolving A Credit Facility.

     (b) Each permanent reduction of the Aggregate Revolving B Commitment made pursuant to this Section 2.6 shall be accompanied, if necessary, by a payment of principal sufficient to reduce (or cash collateralize) the aggregate outstanding Revolving B Credit Loans and Revolving B L/C Obligations, as applicable, to the amount of the new Aggregate Revolving B Commitment after such reduction to the Aggregate Revolving B Commitment and, if the Aggregate Revolving B Commitment as so reduced is less than the aggregate amount of all outstanding Revolving B Letters of Credit, as the case may be, the Parent Borrower shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the amount by which the aggregate then undrawn and unexpired amount of such Revolving B Letters of Credit exceeds the amount of the Aggregate Revolving B Commitment as so reduced. Such cash collateral shall be applied in accordance with Section 11.2.2. Any reduction of the Aggregate Revolving B
Commitment  to  zero  (including  upon   termination  of  the  Revolving  Credit
Facilities on the Termination Date) shall be accompanied by payment of all outstanding Revolving B Credit Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all Revolving B L/C Obligations) and shall result in the termination of the Aggregate Revolving B Commitment and the Revolving B Credit Facility. If any reduction of the Aggregate Revolving B Commitment requires the repayment of any Eurocurrency Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Notwithstanding anything herein to the contrary, the Aggregate Revolving B Commitment may not be permanently reduced by an amount such that the Aggregate Revolving B Commitment (after giving effect thereto) would be less than the aggregate amount of all unpaid principal of and interest (for the applicable Interest Periods) on outstanding Competitive Bid Loans under the Revolving B Credit Facility.


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

     Section 2.7 Commitment Increase

     2.7.1  In the  event  that the  Parent  Borrower  wishes  to  increase  the
Aggregate Commitment at any time when no Default or Event of Default has occurred and is continuing, it shall notify the Administrative Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "Commitment Increase Notice"); provided that the aggregate amount of any such increase in Commitments shall be at least $15,000,000 or such lesser amount as agreed upon by the Parent Borrower and the Administrative Agent. The Parent Borrower may, at its election, (i) offer to one or more of the Lenders the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to Section 2.7.3 and/or (ii) with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), offer to one or more additional banks, financial institutions or other entities the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph 2.7.2 below.

     2.7.2 Any additional bank, financial institution or other entity to which the Parent Borrower offers participation in the Offered Increase Amount and which elects to become a party to this Agreement and provide a Commitment in the amount so offered pursuant to Section 2.7.1(ii) shall execute a New Lender Supplement with the Parent Borrower and the Administrative Agent, substantially in the form of Exhibit D, whereupon such bank, financial institution or other entity (each a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and Schedule 2.1.1 shall be deemed to be amended to add the name and Commitment of such New Lender, provided that the Commitment of any such new Lender shall be in an amount not less than $15,000,000 or such lesser amount as agreed upon by the Parent Borrower and the Administrative Agent.

     2.7.3 Any Lender which accepts an offer to it by the Parent Borrower to increase its Commitment pursuant to Section 2.7.1(i) shall, in each case, execute a Commitment Increase Supplement with the Parent Borrower and the Administrative Agent, substantially in the form of Exhibit E, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule 2.1.1 shall be deemed to be amended to so increase the Commitment of such Lender.

     2.7.4 Notwithstanding anything to the contrary in this Section 2.7.1 in no event shall any transaction effected pursuant to this Section 2.7 cause the aggregate Commitments hereunder to exceed $550,000,000 and (ii) no Lender shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion.

     Section  2.8   Addition  or  Removal  of  Foreign   Subsidiary   Borrowers.

     2.8.1 Unrestricted Foreign Subsidiary Borrowers

     (a) The Parent Borrower may at any time, with the prior consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), add as a party to this Agreement any Foreign Subsidiary to be a Foreign Subsidiary Borrower upon satisfaction of the conditions specified in Section 5.4, in which case such Foreign Subsidiary shall for all purposes be a party hereto as an Unrestricted Foreign Subsidiary Borrower as fully as if it had executed and delivered this Agreement. The Administrative Agent shall notify the Revolving A Lenders at least 5 Business Days prior to granting such consent, and shall withhold such consent if the Required Revolving A Lenders notify the Administrative Agent within 5 Business Days that they are not permitted by applicable Requirements of Law or any other organizational policy to make Loans to the relevant Foreign Subsidiary. If (i) any Revolving A Lender shall have notified the Administrative Agent that it is not permitted by applicable

Requirements of Law or any other organizational policy to make Loans to the relevant Foreign Subsidiary and (ii) the Administrative Agent is not required to withhold its consent to the addition of such Foreign Subsidiary as an Unrestricted Foreign Subsidiary Borrower pursuant to the immediately preceding sentence, then such Unrestricted Foreign Subsidiary Borrower shall be added, provided that the Administrative Agent may establish and apply such other rules and procedures as it deems reasonably necessary for the addition of such Unrestricted Foreign Subsidiary Borrower pursuant to, and in a manner consistent with, this Agreement.

     (b) So long as the principal of and interest on any Loans made to any Unrestricted Foreign Subsidiary Borrower under this Agreement shall have been paid in full and all other obligations of such Unrestricted Foreign Subsidiary Borrower under this Agreement shall have been fully performed, the Parent
Borrower may, by not less than 5 Business Days' prior notice to the Administrative Agent (which shall promptly notify the relevant Lenders thereof), terminate such Subsidiary's status as an "Unrestricted Foreign Subsidiary Borrower".

     2.8.2    Competitive Bid Foreign Subsidiary Borrowers

     (a) The Parent Borrower may at any time, with the prior consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), add as a party to this Agreement any Foreign Subsidiary to be a Foreign Subsidiary Borrower upon satisfaction of the conditions specified in Section 5.4, in which case such Foreign Subsidiary shall for all purposes be a party hereto as a Foreign Subsidiary Borrower as fully as if it had executed and delivered this Agreement; provided that notwithstanding anything to the contrary contained herein, such Foreign Subsidiary Borrower shall not be permitted to obtain any Revolving Credit Loans under the Revolving Credit Facilities, but shall be permitted to obtain Competitive Bid Loans hereunder pursuant to Section
2.4 (a "Competitive Bid Foreign Subsidiary Borrower"). The Administrative Agent shall notify the Lenders at least 5 Business Days prior to granting such consent. The Administrative Agent may establish other rules and procedures as it deems reasonably necessary in its discretion in order to facilitate the addition of such Competitive Bid Foreign Subsidiary Borrower pursuant to, and in a manner consistent with, this Agreement.

     (b) So long as the principal of and interest on any Loans made to any Competitive Bid Foreign Subsidiary Borrower under this Agreement shall have been paid in full and all other obligations of such Competitive Bid Foreign Subsidiary Borrower under this Agreement shall have been fully performed, the Parent Borrower may, by not less than 5 Business Days' prior notice to the Administrative Agent (which shall promptly notify the relevant Lenders thereof), terminate such Subsidiary's status as a "Competitive Bid Foreign Subsidiary Borrower".

     Section 2.9    Parent Borrower as Agent for Subsidiary Borrowers

     (a)  Each  Subsidiary  Borrower  hereby  irrevocably  appoints  the  Parent
Borrower  as the  borrowing  agent  and  attorney-in-fact  for  such  Subsidiary
Borrower which appointment shall remain in full force and effect unless and until Administrative Agent shall have received prior written notice signed by the Parent Borrower that it has resigned such position. Each Subsidiary Borrower hereby irrevocably appoints and authorizes the Parent Borrower to (i) provide all notices and instructions under this Agreement and (ii) take such action as the Parent Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.

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


     (b) Each Borrower hereby severally agrees to indemnify each Lender and the Administrative Agent and hold each Lender and the Administrative Agent harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lenders and the Administrative Agent by such Borrower or by any third party whosoever, arising from or incurred by reason of the Lenders' or the Administrative Agent's relying on any instructions of the Parent Borrower on behalf of such Borrower, except that such Borrower will have no liability under this subsection 2.9(b) with respect to any liability that has been finally determined by final non-appealable judgment by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Lender or the Administrative Agent.


                                   ARTICLE III

                           LETTER OF CREDIT FACILITY

     Section 3.1    L/C Commitment.

     3.1.1 Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the Revolving A Lenders set forth in Section 3.4.1, agrees to issue letters of credit ("Revolving A Letters of Credit") for the account of any Unrestricted Borrower on any Business Day from the Closing Date to but not including the Termination Date in such form as may be requested by the Parent Borrower (on its own behalf or on behalf of any Unrestricted Subsidiary Borrower) and approved from time to time by such Issuing Lender; provided, that no Issuing Lender shall issue, amend, extend or renew any Revolving A Letter of Credit if, after giving effect to such issuance, amendment, extension or renewal, (a) the Revolving A L/C Obligations would exceed the Aggregate Revolving A Commitment, (b) the sum of (i) the Outstanding Revolving A Credit Exposure and (ii) the Dollar Equivalent of the aggregate principal amount of Competitive Bid Loans made under the Revolving A Credit Facility, would exceed the Aggregate Revolving A Commitment and (c) the Outstanding Foreign Currency Credit Exposure would exceed $150,000,000. Each Revolving A Letter of Credit may be denominated in Dollars or any Optional Currency.

     3.1.2 Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving B Lenders set forth in Section 3.4.2, agrees to issue letters of credit ("Revolving B Letters of Credit") for the account of any Unrestricted Borrower on any Business Day from the Closing Date to but not including the Termination Date in such form as may be requested by the Parent Borrower (on its own behalf or on behalf of any Unrestricted Subsidiary Borrower) and approved from time to time by such Issuing Lender; provided, that no Issuing Lender shall issue, amend, extend or renew any Revolving B Letter of Credit if, after giving effect to such issuance, amendment, extension or renewal, (a) the Revolving B L/C Obligations would exceed the Aggregate Revolving B Commitment, (b) the sum of (i) the aggregate principal amount of outstanding Revolving B Credit Loans, (ii) the aggregate principal amount of Revolving B L/C Obligations and (iii) the Dollar Equivalent of the aggregate principal amount of the Competitive Bid Loans made under the Revolving B Credit Facility, would exceed the Aggregate Revolving B Commitment or (c) the Outstanding Foreign Currency Credit Exposure would exceed $150,000,000. Each Revolving B Letter of Credit shall be denominated in Dollars.

     3.1.3 Prior to the Closing Date, each Issuing Lender has issued the relevant Existing Letter of Credit which, from and after the Closing Date, shall constitute a Letter of Credit for all purposes hereunder, subject to allocation in accordance with Section 3.1.5.

     3.1.4 Each Letter of Credit shall (a) be a letter of credit issued to support obligations of the Parent Borrower or any of its Restricted Subsidiaries, contingent or otherwise, (b) expire on a date not later than one year after the date of issuance thereof and not later than the date which is five (5) Business Days prior to the Specified Maturity Date, and (c) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State in which the corporate headquarters of the relevant Issuing Lender is located or such other jurisdiction as is acceptable to the relevant Issuing Lender. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.

     3.1.5 Allocation of Letters of Credit. Each Letter of Credit that is denominated in Dollars may, as determined by the Parent Borrower, be deemed to constitute in part a Revolving A Letter of Credit and in part a Revolving B Letter of Credit in such proportions as the Parent Borrower determines, and such determination shall be binding on the Lenders. Such determination may be changed from time to time so long as at the time of any such determination, such Letter of Credit would be required to be issued by the Issuing Lender hereunder if it were not already outstanding. The Parent Borrower shall give notice to the Administrative Agent of any such determination at the time of its request for the issuance of any Letter of Credit and of any change in such determination at the time thereof.

     Section 3.2    Procedure for Issuance of Letters of Credit.

     The Parent Borrower may from time to time request that any Issuing Lender issue a Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) by delivering to such Issuing Lender at any address mutually acceptable to the Parent Borrower and such Issuing Lender an L/C Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. The L/C Application will contain a representation and warranty that the conditions specified in Section 5.3 hereof (and 5.4 if applicable) have been satisfied or waived in writing by the Administrative Agent as of the date of the L/C Application. The L/C Application will also state the aggregate principal amount of all Competitive Bid Loans outstanding under the Revolving Credit Facilities. Upon receipt of any L/C Application, such Issuing Lender shall process such L/C Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1, this
Section 3.2 and Article V hereof, promptly issue the Letter of Credit (or amend, extend or renew the outstanding Letter of Credit) requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) earlier than three (3) Business Days after its receipt of the L/C Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the Parent Borrower. Within fifteen (15) Business Days after the end of each calendar quarter, each Issuing Lender (or the Administrative Agent if the Administrative Agent agrees to undertake such action) shall report to each Lender all Letters of Credit issued by it during the previous calendar quarter and the average daily undrawn and unexpired amounts for all Letters of Credit for each day in such calendar quarter. Each Issuing Lender (or the Administrative Agent if the Administrative Agent agrees to undertake such action) shall calculate the Dollar Equivalent of each outstanding Letter of Credit denominated in an Optional Currency as of the end of each calendar month and shall notify the Administrative Agent and the Parent Borrower of such calculation, and such calculation shall be the basis of any determination of the amount of outstanding Revolving A L/C Obligations for purposes hereof until the next such calculation.


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

     Section 3.3 Fees and Other Charges.

     3.3.1 The Parent Borrower agrees to pay to the Administrative Agent, for the account of each Issuing Lender and the Revolving A L/C Participants, a letter of credit fee (the "Revolving A L/C Fee") in Dollars with respect to each Revolving A Letter of Credit issued by such Issuing Lender in an amount determined as follows:

          (a) as to Performance Letters of Credit, the Dollar Equivalent of the average daily undrawn amount of such issued Letters of Credit as reported by such Issuing Lender (or the Administrative Agent) pursuant to Section
     3.2 times 50% of the Applicable Percentage for Eurocurrency Rate Loans then in effect as to the Revolving Credit Facilities; and

          (b) as to Financial Letters of Credit, the Dollar Equivalent of the average daily undrawn amount of such issued Letters of Credit as reported by such Issuing Lender (or the Administrative Agent) pursuant to Section
     3.2 times the Applicable Percentage for Eurocurrency Rate Loans then in effect as to the Revolving Credit Facilities.

     3.3.2 The Parent Borrower agrees to pay to the Administrative Agent, for the account of each Issuing Lender and the Revolving B L/C Participants, a letter of credit fee (the "Revolving B L/C Fee") in Dollars with respect to each Revolving B Letter of Credit issued by such Issuing Lender in an amount determined as follows:

          (a) as to Performance Letters of Credit, the Dollar Equivalent of the average daily undrawn amount of such issued Letters of Credit as reported by such Issuing Lender (or the Administrative Agent) pursuant to Section
     3.2 times 50% of the Applicable Percentage for Eurocurrency Rate Loans then in effect as to the Revolving Credit Facilities; and

          (b) as to Financial Letters of Credit, the Dollar Equivalent of the average daily undrawn amount of such issued Letters of Credit as reported by such Issuing Lender (or the Administrative Agent) pursuant to Section
     3.2 times the Applicable Percentage for Eurocurrency Rate Loans then in effect as to the Revolving Credit Facilities.

     The L/C Fees shall be calculated quarterly in arrears on the last Business Day of each calendar quarter and payable on the third Business Day following such date, commencing on the first of such dates to occur after the Closing Date, and on the Termination Date.

     3.3.3 The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the Revolving A L/C Participants the Revolving A L/C Fee received by the Administrative Agent in accordance with their respective Revolving A Commitment Percentages. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the Revolving B L/C Participants the Revolving B L/C Fee received by the Administrative Agent in accordance with their respective Revolving B Commitment Percentages.

     3.3.4 In addition to the L/C Fees, the Parent Borrower agrees to pay to any Issuing Lender that has issued a Letter of Credit at the request of the Parent Borrower, for such Issuing Lender's own account without sharing by the other Lenders, (i) a fronting fee in an amount per annum equal to the lesser of (A) a percentage agreed upon between the Parent Borrower and each Issuing Lender and
(B) 0.125%, based on the Dollar Equivalent of the aggregate stated amount of such Letter of Credit for the stated duration thereof, and (ii) customary charges of such Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit.

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

     Section 3.4 L/C Participations.

     3.4.1 Each Issuing Lender irrevocably agrees to grant and hereby grants to each Revolving A L/C Participant, and, to induce such Issuing Lender to issue Revolving A Letters of Credit hereunder, each Revolving A L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions hereinafter stated, for such Revolving A L/C Participant's own account and risk, an undivided interest equal to such Revolving A L/C Participant's Revolving A Commitment Percentage in such Issuing Lender's obligations and rights under each Revolving A Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each Revolving A L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Revolving A Letter of Credit for which such Issuing Lender is not reimbursed in full by the Parent Borrower in accordance with the terms of this Agreement, such Revolving A L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein an amount equal to such Revolving A L/C Participant's Revolving A Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

     3.4.2 Each Issuing Lender irrevocably agrees to grant and hereby grants to each Revolving B L/C Participant, and, to induce such Issuing Lender to issue Revolving B Letters of Credit hereunder, each Revolving B L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions hereinafter stated, for such Revolving B L/C Participant's own account and risk, an undivided interest equal to such Revolving B L/C Participant's Revolving B Commitment Percentage in such Issuing Lender's obligations and rights under each Revolving B Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each Revolving B L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Revolving B Letter of Credit for which such Issuing Lender is not reimbursed in full by the Parent Borrower in accordance with the terms of this Agreement, such Revolving B L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein an amount equal to such Revolving B L/C Participant's Revolving B Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

     3.4.3 Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4.1 or Section 3.4.2 in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit, the Administrative Agent shall notify each Revolving A L/C Participant, in the case of Revolving A Letters of Credit, or each Revolving B L/C Participant, in the case of Revolving B Letters of Credit, of the amount and due date of such required payment and such L/C Participant shall pay to such Issuing Lender the amount specified on the applicable due date. If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of any Issuing Lender with respect to any amounts owing under this Section 3.4.3 shall be conclusive in the absence of manifest error. With respect to payment to any Issuing Lender of the unreimbursed amounts described in this Section 3.4.3, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (New York City time) on any Business Day, such payment shall be due that Business Day, and
(B) after 1:00 p.m. (New York City time) on any Business Day, such payment shall be due on the following Business Day.

     3.4.4 Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant the Revolving A Commitment Percentage or Revolving B Commitment Percentage, as applicable, of such payment in accordance with this Section 3.4, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Parent Borrower or otherwise, or any payment of interest on account thereof), such Issuing Lender will distribute to such L/C Participant its pro rata share thereof in accordance with such L/C Participant's Revolving A Commitment Percentage or Revolving B Commitment Percentage, as applicable; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

     Section 3.5    Reimbursement Obligation of the Unrestricted Borrowers.

     Each of the Unrestricted Borrowers severally agrees to reimburse each Issuing Lender on each date such Issuing Lender or the Administrative Agent notifies the relevant Unrestricted Borrower of the date and amount of a draft paid under any Letter of Credit requested by the Parent Borrower for the account of such Unrestricted Borrower for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender in connection with such payment. Each such payment shall be made to the appropriate Issuing Lender at its address for notices specified herein in the currency in which such Letter of Credit is denominated (except that, in the case of any Letter of Credit denominated in any Optional Currency, in the event that such payment is not made to the Issuing Lender on the date of receipt by such Unrestricted Borrower of such notice, such payment shall be made in Dollars, in an amount equal to the Dollar Equivalent of the amount of such payment) and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by such Borrower under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Alternate Base Rate Loans which were then overdue. If such Unrestricted Borrower fails to timely reimburse such Issuing Lender on the date such Unrestricted Borrower receives the notice referred to in this Section 3.5, such Issuing Lender shall promptly notify the Administrative Agent of such failure, and such Unrestricted Borrower shall be deemed to have timely given a Notice of Borrowing pursuant to Section 2.2 hereunder to the Administrative Agent requesting the Lenders to make an Alternate Base Rate Loan under the Revolving A Credit Facility or the Revolving B Credit Facility, as applicable, on such date in an amount equal to the Dollar Equivalent of the amount of such draft paid, together with any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender and to be reimbursed pursuant to this Section 3.5 and, regardless of whether or not the conditions precedent specified in Article V have been satisfied, the applicable Lenders shall make Alternate Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and costs and expenses. Any conversion by the Issuing Lender of any payment to be made by such Unrestricted Borrower in respect of any Letter of Credit denominated in any Optional Currency into Dollars in accordance with this Section 3.5 (using the conversion mechanism set forth in the definition of Dollar Equivalent) shall be conclusive and binding upon such Unrestricted Borrower and the Lenders in the absence of manifest error; provided that upon the request of any Lender, the Issuing Lender shall provide to such Lender a certificate including reasonably detailed information as to the calculation of such conversion. Notwithstanding the foregoing, nothing in this Section 3.5 shall obligate the Lenders to make such Alternate Base Rate Loans if the making of such Alternate Base Rate Loans would violate the automatic stay under federal bankruptcy laws.


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

     Section 3.6    Obligations Absolute.

     Each Unrestricted Borrower's obligations under this Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Unrestricted Borrower may have or have had against any Issuing Lender or any beneficiary of a Letter of Credit. Each Unrestricted Borrower also agrees with each Issuing Lender that no Issuing Lender shall be responsible for, and such Unrestricted Borrower's Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among such Unrestricted Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of such Unrestricted Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Lender's gross negligence or willful misconduct. Each Unrestricted Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the UCC, shall be binding on such Unrestricted Borrower and shall not result in any liability of such Issuing Lender to such Unrestricted Borrower. The responsibility of each Issuing Lender to such Unrestricted Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

     Section 3.7    Letter of Credit Payments.

     If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Parent Borrower and the relevant Unrestricted Subsidiary Borrower (if applicable) of the date and Dollar or Optional Currency amount thereof.

     Section 3.8    Effect of L/C Application.

     To the extent that any provision of any L/C Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.


                                   ARTICLE IV

                             GENERAL LOAN PROVISIONS

     Section 4.1    Interest and Utilization Fee.

     4.1.1 Interest Rate Options.

     (a) Subject to the provisions of this Section 4.1, at the election of the Parent Borrower (on its own behalf or on behalf of the relevant Unrestricted Subsidiary Borrower), the aggregate principal balance of any Dollar Revolving Loan shall bear interest at (i) the Alternate Base Rate plus the Applicable Percentage for Alternate Base Rate Loans or (ii) the Eurocurrency Rate plus the Applicable Percentage for Eurocurrency Rate Loans; provided that such interest rate shall be increased by any amount required pursuant to Section 4.1.6. The Parent Borrower (on its own behalf or on behalf of the relevant Unrestricted Subsidiary Borrower) shall select the rate of interest and Interest Period, if any, applicable to any Revolving Credit Loan at the time a Notice of Borrowing is given pursuant to Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. Each Dollar Revolving Loan or portion thereof bearing interest based on the Alternate Base Rate shall be a "Alternate Base Rate Loan," and each Revolving Credit Loan or portion thereof bearing interest based on the Eurocurrency Rate shall be an "Eurocurrency Rate Loan." Any Dollar Revolving Loan or any portion thereof as to which the Parent Borrower has not duly specified an interest rate as provided herein shall be deemed an Alternate Base Rate Loan.

     (b) The aggregate principal balance of any Optional Currency Revolving Loan shall bear interest at the Eurocurrency Rate plus the Applicable Percentage for Eurocurrency Rate Loans; provided that such interest rate shall be increased by any amount required pursuant to Section 4.1.6. The Parent Borrower shall select the Interest Period applicable to any Optional Currency Revolving Loan at the time a Notice of Borrowing is given pursuant to Section 2.2 or at the time a Notice of Continuation is given pursuant to Section 4.2.

     (c) A Competitive Bid Loan will bear interest at the Competitive Bid Rate specified in the Competitive Bid accepted by the Parent Borrower with respect to such Competitive Bid Loan.

     4.1.2 Interest Periods. In connection with each Eurocurrency Rate Loan and each Competitive Bid Loan, the Parent Borrower, by giving notice at the times described in Section 4.1.1, shall elect an interest period (each, an "Interest Period") to be applicable to such Revolving Credit Loan or such Competitive Bid Loan, which Interest Period shall, unless otherwise agreed by the Administrative Agent and the Lenders, be a period of one (1), two (2), three (3), six (6) or, if available to all the Lenders, nine (9) or twelve (12), months with respect to each Eurocurrency Rate Loan (or in the case of an Interest Period determined by the Administrative Agent pursuant to Section 4.1.3, such other Interest Period as the Administrative Agent shall select) and a period of one (1) day to one hundred eighty-three (183) days with respect to each Competitive Bid Loan; provided that:

          (a) the Interest Period shall commence on the date of advance of any Eurocurrency Rate Loan or conversion to any Dollar Eurocurrency Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

          (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (c) any Interest Period with respect to a Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; and

          (d) no Interest Period shall extend beyond the Termination Date.

     4.1.3 Default Rate. Subject to Section 11.3, unless otherwise agreed by the Administrative Agent and the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (a) the Unrestricted Borrowers shall no longer have the option to request Eurocurrency Rate Loans, (b) all outstanding Eurocurrency Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to such Eurocurrency Rate Loans until the end of the applicable Interest Period and thereafter at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Alternate Base Rate Loans (or, in the case of Eurocurrency Rate Loans denominated in an Optional Currency, 2% above the rate which would be applicable to Eurocurrency Rate Loans in such currency for Interest Periods as reasonably determined by the Administrative Agent), (c) all outstanding Alternate Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Alternate Base Rate Loans and (iv) each outstanding Competitive Bid Loan shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to such Competitive Bid Loan. Interest shall continue to accrue on the amount of Loans outstanding after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

     4.1.4 Interest Payment and Computation. Interest on each Alternate Base Rate Loan shall be payable by the relevant Unrestricted Borrower in arrears on the last Business Day of each calendar quarter commencing on the first of such dates to occur after the Closing Date, and interest on each Eurocurrency Rate Loan and Competitive Bid Loan shall be payable by the relevant Borrower in arrears on the last day of each Interest Period applicable thereto, and if such Interest Period exceeds three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on all Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed; provided that interest on Loans bearing interest at a rate based upon the Prime Rate shall be computed on the basis of a 365- or 366-day year, as applicable.

     4.1.5 Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Parent Borrower's option (or if an Event of Default has occurred and is then continuing, at the Administrative Agent's option), (i) promptly refund to the Parent Borrower any interest received by Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Parent Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Parent Borrower under Applicable Law.

     4.1.6 Utilization Fee. In the case of all Loans, on each day that Utilization is greater than 50%, the otherwise applicable interest rate shall be increased by the Applicable Percentage for Utilization Fee.

     Section 4.2    Conversion and Continuation of Revolving Credit Loans.

     (a) Provided that no Default or Event of Default has occurred and is then continuing, and subject to the terms of this Agreement, the Parent Borrower (on its own behalf or on behalf of any Unrestricted Subsidiary Borrower) shall have the option (a) to convert all or any portion of its outstanding Alternate Base Rate Loans in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more Dollar Eurocurrency Rate Loans and
(b)(i) to convert all or any part of its outstanding Dollar Eurocurrency Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof into Alternate Base Rate Loans or (ii) to continue Eurocurrency Rate Loans as Eurocurrency Rate Loans for an additional Interest Period; provided that if any conversion or continuation is made prior to the expiration of any Interest Period, the relevant Borrower shall pay any amount required to be paid pursuant to Section 4.9 hereof. Whenever any Borrower desires to convert or continue Revolving Credit Loans as provided above, such Borrower shall give the Administrative Agent irrevocable prior written notice in

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

the form attached as Exhibit G (a "Notice of Conversion/Continuation") not later than 12:00 noon, Local Time, four (4) Business Days before the day on which a proposed conversion or continuation of such Revolving Credit Loan is to be effective (except in the case of a conversion of a Dollar Eurocurrency Rate Loan to a Alternate Base Rate Loan, in which case same day notice not later than 11:00 a.m., Local Time, by such Borrower shall be sufficient) specifying (A) the Revolving Credit Loans to be converted or continued and, in the case of any Eurocurrency Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Revolving Credit Loans to be converted or continued and (D) the Interest Period to be applicable to such converted or continued Eurocurrency Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

     Section 4.3    Facility Fee

     The Parent Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee (the "Facility Fee") in Dollars at a rate per annum equal to the Applicable Percentage for Facility Fee on the average daily amount of the Aggregate Commitment during the applicable period, regardless of usage (or if any Revolving Credit Loans or L/C Obligations remain outstanding after the Termination Date on the aggregate average daily amount thereof). The Facility Fee shall apply to the period commencing on the Closing Date and ending on the termination of the Aggregate Commitment (or, if later, the date of payment in full of all Revolving Credit Loans and L/C Obligations) and shall be payable in arrears on the last Business Day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof), beginning with the first such date to occur after the Closing Date (or after the Termination Date upon demand). Such Facility Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Aggregate Commitment Percentages.

     Section 4.4    Pro Rata Treatment; Manner of Payment.

     (a) Each payment by the Parent Borrower on account of any facility fees shall be applied pro rata according to the respective Revolving A Commitment Percentages and Revolving B Commitment Percentages, as the case may be, of the relevant Lenders. Each payment on account of principal or interest on the Revolving A Credit Loans and the Revolving B Credit Loans shall be applied pro rata according to the respective outstanding principal amounts of the Revolving A Credit Loans and the Revolving B Credit Loans, as the case may be, then held by the Lenders. Each borrowing by the Borrowers from the Lenders hereunder, each Letter of Credit, each optional prepayment and each Commitment reduction by the Parent Borrower shall be applied according to the Revolving A Commitment Percentages or the Revolving B Commitment Percentages, as the case may be.

     (b) Each payment by any Credit Party on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement shall be made on the date specified for payment under this Agreement to the Administrative Agent at the relevant Funding Office, for the account of the Lenders, in Dollars or the relevant Optional Currency, as the case may be, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Such payments shall be made no later than 3:00 p.m., Local Time. Any payment received after the time set forth in the immediately preceding sentence shall be deemed to have been made on the next succeeding Business Day for all purposes. Each payment to the Administrative Agent of the L/C Fees shall be made in like manner, but for the account of the Issuing Lenders and the L/C Participants.

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

     (c) Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Section 4.8, 4.9, 4.10, 4.11 or 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender. The Administrative Agent shall distribute any payments received by it under this
Section 4.4 for the account of any other Lender to such Lender promptly following receipt thereof and shall wire advice of the amount of such credit to such Lender. Subject to Section 4.1.2(b), if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

     Section 4.5    Crediting of Payments and Proceeds.

     In the event that any Credit Party shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 11.2, all payments received by the Administrative Agent or the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Credit Parties hereunder, then to all indemnity obligations then due and payable by the Credit Parties hereunder, then to all Administrative Agent's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Loans, then to the principal amount of the Loans and Reimbursement Obligations (pro rata in accordance with all such amounts due) and then to the cash collateral account described in Section 11.2.2 hereof to the extent of any L/C Obligations then outstanding, in that order; provided that to the extent any payments are received from any Foreign Subsidiary Borrowers and applied in accordance with this Section 4.5, such payments shall only be applied to the Obligations of the Foreign Subsidiary Borrowers. To the extent that any such payment received by the Administrative Agent or the Lenders is denominated in a currency which is different from the currency in which any of the Obligations is denominated, the portion of such payment to be applied to such Obligations shall be converted by the Administrative Agent in accordance with its customary practices to the currency of such Obligations and the reasonable costs of any such conversion shall be for the account of such Foreign Subsidiary Borrower.

     Section 4.6    Adjustments.

     Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Credit Facility, if any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set- off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Parent
Borrower agrees that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion. To the extent that any such payment received by the Benefited Lender is denominated in a currency which is different from the currency in which such other Lender's Extensions of Credit is denominated, the portion of such payment to be used to purchase such other Lender's Extensions of Credit shall be converted by the Administrative Agent in accordance with its customary practices to the currency of such Lender's Extensions of Credit and the reasonable costs of any such conversion shall be for the account of such Foreign Subsidiary Borrower.

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

     Section 4.7 Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption by the Administrative Agent.

     The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the
Revolving Credit Loans to be borrowed (which notice shall not release such Lender from its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion or amount available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2.2, and the Administrative Agent may, in reliance upon such assumption, make available to the Parent Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily average Federal Funds Rate or, in the case of an amount in an Optional Currency, the customary rate for the settlement of interbank obligations in such Optional Currency as reasonably determined by the Administrative Agent, in each case, during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 4.7 shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to such borrowing, on demand, from the Borrowers. The failure of any Lender to make available its Commitment Percentage of any Revolving Credit Loan or a Competitive Bid Loan shall not relieve it or any other Lender of its obligation hereunder to make its Commitment Percentage of such Revolving Credit Loan or any Competitive Bid Loan respectively, available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Revolving Credit Loan or any Competitive Bid Loan available on the borrowing date.

     Section 4.8    Changed Circumstances.

     4.8.1 Circumstances Affecting Eurocurrency Rate Availability. If with respect to any Interest Period: (i) the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that for any reason adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or (ii) the Required Lenders reasonably and in good faith determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurocurrency Base Rate applicable to a Eurocurrency Rate Loan will not adequately and fairly reflect the cost to the Required Lenders of funding Eurocurrency Rate Loans for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Parent Borrower. Thereafter, until the Administrative Agent notifies the Parent Borrower that such circumstances no longer exist, the obligation of the Lenders to make Eurocurrency Rate Loans and the right of the Unrestricted Borrowers to convert any Revolving Credit Loan to or continue any Revolving Credit Loan as a Eurocurrency Rate Loan shall be suspended, and the relevant Unrestricted Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurocurrency Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Eurocurrency Rate Loan, as applicable, or, if such Eurocurrency Rate Loan is denominated in Dollars, convert the then outstanding principal amount of each such Dollar Eurocurrency Rate Loan to an Alternate Base Rate Loan as of the last day of such Interest Period.

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

     4.8.2 Laws Affecting Eurocurrency Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the date hereof of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Eurocurrency Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Parent Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Parent Borrower that such circumstances no longer exist, (i) the obligations of the affected Lender or Lenders to make Eurocurrency Rate Loans and the right of the relevant Unrestricted Borrower to convert any Revolving Credit Loan of the affected Lender or Lenders or continue any Revolving Credit Loan of the affected Lender or Lenders as a Eurocurrency Rate Loan shall be suspended and thereafter such Unrestricted Borrower may select from the affected Lender or Lenders only Alternate Base Rate Loans denominated in Dollars hereunder, (ii) if any of the Lenders may not lawfully continue to maintain a Dollar Eurocurrency Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Dollar Eurocurrency Rate Loan of the affected Lender or Lenders shall immediately be converted to a Alternate Base Rate Loan for the remainder of such Interest Period, (iii) if any of the Revolving A Lenders may not lawfully continue to maintain a Eurocurrency Rate Loan denominated in an Optional Currency to the end of the then current Interest Period applicable thereto, then the relevant Unrestricted Borrower shall immediately repay the applicable Eurocurrency Rate Loan of the affected Revolving A Lender or Revolving A Lenders, (iv) if any of the Lenders may not lawfully continue to maintain a Dollar Competitive Bid Loan which bears interest at a rate based on the Eurocurrency Rate to the end of the then current Interest Period applicable thereto at such rate of interest, such Dollar Competitive Bid Loan of the affected Lender shall immediately be converted to a Alternate Base Rate Loan for the remainder of such Interest Period and (v) if any of the Lenders may not lawfully continue to maintain a Foreign Currency Competitive Bid Loan which bears interest at a rate based on the Eurocurrency Rate to the end of the then current Interest Period applicable thereto at such rate of interest, then the relevant Borrower shall immediately repay the applicable Foreign Currency
Competitive Bid Loan of the affected Lender or Lenders. The Parent Borrower shall repay the outstanding principal amount of any Dollar Competitive Bid Loans converted into Alternate Base Rate Loans in accordance with clause (iv) of this
Section 4.8.2, together with all accrued but unpaid interest thereon on the last day of the Interest Period applicable to such Dollar Competitive Bid Loans.

     4.8.3 Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the date hereof of such Authority, central bank or comparable agency:

          (a) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Loan, Letter of Credit or L/C Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Loan, Letter of Credit or L/C Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

          (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board other than those used to calculate the Eurocurrency Rate), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Loan;

and the result of any event of the kind described in this Section 4.8.3, is to increase the costs to any of the Lenders of maintaining any Eurocurrency Rate Loan or Competitive Bid Loan or of issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or any Letter of Credit or L/C Application in an amount deemed by such Lender to be material, then such Lender may promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Parent Borrower of such fact and demand compensation therefor and, within fifteen (15) days after receipt by the Parent Borrower of such notice from the Administrative Agent, the Parent Borrower shall pay (or shall cause the relevant Borrower to pay) to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction; provided, however, that to the extent any reduction in the rate of return on such Lender's capital results both from its obligations hereunder and from developments in its business or financial position not related to this Agreement, such Lender shall, in determining the amount necessary to compensate it under this Section 4.8.3, attempt in good faith to take account of the relative contributions of such obligations hereunder and such other developments or change in its financial position to such reduction. The Administrative Agent and the applicable Lender will promptly notify the Parent Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 4.8.3; provided that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Parent Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's reasonable discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurocurrency Rate Loans or the amount of any Competitive Bid Loans made by such Lender, in the interbank eurocurrency market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Parent Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

     4.8.4 Mitigation. If any Lender demands compensation under Section 4.8.3 or if the obligation of any Lender to make Eurocurrency Rate Loans is suspended under Section 4.8.2, then such Lender will use reasonable efforts to designate a different Lending Office for each affected Loan if such designation would avoid the need for, or reduce the amount of, such compensation or permit such Lender to make and maintain Eurocurrency Rate Loans under Section 4.8.2 and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of such Lender setting forth the additional amount or amounts required to compensate such Lender in respect of any increased costs, the changes as a result of which such amounts are due and the manner of computing such amounts shall be deemed conclusive, provided that the determinations set forth in such certificate are made reasonably and in good faith. If any Lender demands compensation from the Parent Borrower under this
Section 4.8 more than one hundred eighty (180) days after such Lender had knowledge of the occurrence of the event giving rise to such compensation, the Parent Borrower shall not be obligated to reimburse such Lender for amounts incurred as a result of the occurrence of such event more than one hundred eighty (180) days prior to the date on which the Lender made such demand (provided that if the event giving rise to the compensation or indemnification is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect). Notwithstanding any other provisions of this Section 4.8, no Lender shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any.

     4.8.5 Replacement of a Lender. If (a) any Lender demands compensation under
Section 4.8.3 (which compensation is not demanded by all of the Lenders) and the Parent Borrower deems such additional amounts to be material or (b) the obligation of any Lender to make or maintain Eurocurrency Rate Loans is suspended under Section 4.8.1 or Section 4.8.2, then, in each case, the Parent Borrower may, so long as no Default or Event of Default has occurred and is continuing, obtain, at the Parent Borrower's expense, one or more other Lenders or, with the consent of the Administrative Agent, one or more replacement financial institutions reasonably satisfactory to the Administrative Agent (if not already a Lender) and willing to replace such Lender, and such Lender shall execute and deliver to such replacement Lender an Assignment and Assumption with respect to such Lender's entire interest under this Agreement for an amount equal to the principal balance of all Loans and L/C Obligations held by the affected Lender and all accrued interest and fees with respect thereto through the date of such assignment, provided that the Parent Borrower shall have paid to such affected Lender the compensation that it is entitled to receive under
Section 4.8 through the date of such assignment. Upon the execution by such replacement Lender of such Assignment and Assumption and compliance with the requirements of Section 13.8.2 hereof, such replacement Lender shall succeed to all of such Lender's rights and duties under this Agreement. If the Parent Borrower exercises its election under this Section 4.8.5 to replace a Lender, the Parent Borrower shall pay the registration and processing fee payable to the Administrative Agent under Section 13.8.2.

     Section 4.9    Indemnity.

     Each Borrower hereby indemnifies each of the Lenders against any loss, cost or expense incurred by a Lender as a result of (a) any failure by such Borrower to borrow, convert or repay any amount in connection with any Eurocurrency Rate Loan hereunder on the date specified therefor in the applicable Notice of Borrowing or Notice of Continuation/Conversion or any Competitive Bid accepted by such Borrower in accordance with the terms of this Agreement, (b) any payment, prepayment or conversion of any Eurocurrency Rate Loan by such Borrower on a date other than the last day of the Interest Period therefor, other than pursuant to Section 4.8.2. The amount of such loss or expense shall be determined, in the applicable Lender's reasonable discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurocurrency Rate Loans, in the interbank eurocurrency market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the relevant Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

     Section 4.10    Capital Requirements.

     If either (a) the introduction of, or any change or proposed change in, or in the interpretation of, any Applicable Law, or (b) compliance with any guideline or request issued after the date hereof from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to any Lender's Commitment and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance by an amount such Lender deems material, then within five (5) Business Days after written demand by any such Lender, the Parent Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction; provided, however, that to the extent any reduction in the rate of return on such Lender's capital results both from its obligations hereunder and from developments in its business or financial position not related to this Agreement, such Lender shall, in determining the amount necessary to compensate it under this Section, attempt in good faith to take account of the relative contributions of such obligations hereunder and such other developments or change in its financial position to such reduction. A certificate of such Lender setting forth in reasonable detail the basis for determining such amounts necessary to compensate such Lender shall be forwarded to the Parent Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

     Section 4.11    Taxes.

     4.11.1 Payments Free and Clear. Any and all payments by any Borrower hereunder or under the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative Agent, income or franchise taxes imposed on (or measured by) its net income imposed by any Governmental Authority, (ii) in the case of each Lender, any withholding taxes payable with respect to payments hereunder or under the other Loan Documents under Applicable Laws (including, without limitation, any statute, treaty, ruling, determination or regulation) in effect on the Closing Date for such Lender (or such later date on which such Lender becomes a Lender hereunder) or on the date, if any, on which such Lender changes any applicable Lending Office by designating a different applicable Lending Office (other than pursuant to section 4.11.7(b)), but not excluding any withholding taxes payable solely as a result of any change in such laws occurring after the Closing Date (or such later date on which such Lender becomes a Lender hereunder) or after the date of designation of such new Lending Office, as the case may be, and (iii) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.11) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made,
(B) such Borrower shall make such deductions, (C) such Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (D) such Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 4.11.4. A Borrower shall not, however, be required to pay any amounts pursuant to clause (A) of the preceding sentence to any Lender or the Administrative Agent not organized under the laws of the United States of America or a state thereof (or the District of Columbia) if such Lender or the Administrative Agent fails to comply with the requirements of Section 4.11.5.

     4.11.2 Stamp and Other Taxes. In addition, each Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made by such Borrower hereunder or from the execution, delivery or registration of, or otherwise similarly with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

     4.11.3    Indemnity.

     (a) The relevant Borrower shall indemnify each Lender and the Administrative Agent ("Lender's Indemnitees") for the full amount of Taxes that the Parent Borrower should have withheld, but failed to withhold, pursuant to
Section 4.11.1 and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including interest and penalties, if any) arising therefrom or with respect thereto.

     (b) (i) In the event a claim against Lender's Indemnitees arises that is covered by the indemnity provisions of this Section 4.11.3, notice shall be given promptly by such Lender or the Administrative Agent (as the case may be) to Parent Borrower.

          (ii) If the relevant Borrower would be liable for the entire amount of such claim pursuant to this Section 4.11.3, then the relevant Subsidiary Borrower (if applicable) and the Parent Borrower shall have the right to contest and defend by all appropriate legal proceedings any such third-party claim and to control all settlements of any such third-party claim (unless such Lender or the Administrative Agent agrees to assume the cost of settlement and to forgo such indemnity) and to select lead counsel to defend any and all such third-party claims at the sole cost and expense of Parent Borrower, as the case may be; provided, however, that Parent Borrower may not effect any settlement that could result in any cost, expense or liability to Lender's Indemnitees unless such Lender or the Administrative Agent consents in writing to such settlement, which consent shall not be unreasonably withheld. Any of Lender's Indemnitees may select and engage counsel to participate in any defense, in which event such counsel shall be at the sole cost and expense of the party selecting and engaging such counsel. In connection with any such claim, action or proceeding, the parties shall cooperate with each other and provide each other with access to relevant books and records in their possession.

          (iii) If the relevant Borrower would be liable for only a portion of such claim pursuant to this Section 4.11.3, then the relevant Subsidiary Borrower (if applicable) and the Parent Borrower shall have the right to consult with such Lender or the Administrative Agent (as the case may be) regarding such claim, any settlement and the selection of lead counsel to defend such claim.

          (iv) If a Lender or the Administrative Agent shall become aware that it is or may be entitled to receive a refund, credit or reduction (including interest and penalties, if any) in respect of Taxes or Other Taxes, it promptly shall notify the relevant Borrower of the availability of such refund, credit or reduction and shall, within thirty (30) days after receipt of a request by the relevant Subsidiary Borrower (if applicable) and the Parent Borrower pursue or timely claim such refund, credit or reduction at the relevant Borrower's expense. If any Lender or the Administrative Agent receives a refund or realizes a credit or reduction in tax in respect of any Taxes or Other Taxes withheld by the relevant Borrower or for which such Lender or the Administrative Agent has received payment from the relevant Borrower hereunder, it promptly shall repay the amount of such refund to the relevant Borrower, net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund; provided, that the relevant Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the relevant Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the relevant Borrower or any other person.

     4.11.4 Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Parent Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

     4.11.5 Delivery of Tax Forms.

     (a) Each Foreign Lender shall deliver to the Parent Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Foreign Lender claiming exemption from U.S. federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit I and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Foreign Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each Foreign Lender shall promptly notify the Parent Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Parent Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Foreign Lender shall not be required to deliver any form pursuant to this paragraph that such Foreign Lender is not legally able to deliver.

     (b) Each Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized or is not a resident for taxation purposes of such Foreign Subsidiary Borrower's country of tax residence, shall upon written request by such Foreign Subsidiary Borrower, deliver to such Foreign Subsidiary Borrower or the applicable Governmental Authority or taxing authority, as the case may be, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized or is otherwise a resident for taxation purposes, provided that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Lender.

     4.11.6 Survival. Without prejudice to the survival of any other agreement of the Borrowers and Lenders hereunder, the agreements and obligations of the Borrowers and Lenders contained in this Section 4.11 shall survive the payment in full of the Obligations and the termination of the Aggregate Commitment, but shall be limited in duration to the applicable statute of limitations for Taxes or Other Taxes for which indemnification or repayment is sought.

     4.11.7 Additional Provisions

          (a) The relevant Borrower shall not be required to indemnify any Lender or to pay any additional amounts to any Lender in respect of Taxes or Other Taxes pursuant to this Section 4.11 to the extent that (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with the provisions of this Section 4.11 or (ii) the obligation with respect to such Taxes or Other Taxes existed on the Closing Date (or later date on which such Lender became a Lender hereunder) in respect of such Lender or, with respect to payments to a newly designated Lending Office, existed on the date such Lender designated such new Lending Office with respect to a Loan (other than pursuant to Section 4.11.7(b)).

          (b) Any Lender or the Administrative Agent claiming any additional amount payable pursuant to this Section 4.11 shall use all reasonable efforts (consistent with legal and regulatory restrictions) that would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue (including but not limited to filing any certificate or document requested by the Parent Borrower or changing the jurisdiction of its applicable Lending Office).


                                   ARTICLE V

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

     Section 5.1 Closing.

     The parties hereto shall execute and deliver this Agreement as of 11:00 a.m. (New York City time) on October 15, 2004 or on such other date and at such other time as the parties hereto shall mutually agree.

     Section 5.2    Conditions to Closing.

     The obligations of the Lenders to close this Agreement are subject to the satisfaction or waiver of each of the following conditions:

     5.2.1 Executed Loan Documents. This Agreement and all other applicable Loan Documents shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no default (including without limitation a Default) shall exist thereunder, and the Credit Parties shall have delivered original counterparts thereof to the Administrative Agent.

     5.2.2 Closing Certificates; etc.

          (a) Officers' Certificates. The Administrative Agent shall have received a certificate from a Responsible Officer (or such other Person as is reasonably acceptable to the Administrative Agent) on behalf of each Credit Party, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of such Credit Party contained in this Agreement and the other Loan Documents are true and correct in all material respects; that such Credit Party is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that each of the closing conditions has been satisfied or waived (assuming satisfaction of the Administrative Agent where not advised otherwise).

          (b) General Certificates. The Administrative Agent shall have received a certificate of the secretary, assistant secretary or general counsel of each Credit Party (or such other Person as is reasonably acceptable to the Administrative Agent) certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation or comparable organizational documents, if any, of such Credit Party and all amendments thereto, certified as of a recent date (1) in the case of Credit Parties (other than Foreign Subsidiary Borrowers), by the appropriate Governmental Authority in its jurisdiction of incorporation for such Credit Parties and (2) in the case of each Foreign Subsidiary Borrower, by such Foreign Subsidiary Borrower, (B) the bylaws or comparable organizational documents, if any, of such Credit Party as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors or comparable governing body of such Credit Party authorizing, as applicable, the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to
     Section 5.2.2(c), except in the case of the Foreign Subsidiary Borrowers.

          (c) Certificates of Good Standing. The Administrative Agent shall have received long-form certificates as of a recent date of the good standing or active status, as applicable, of the Credit Parties (other than the Foreign Subsidiary Borrowers) under the laws of their respective jurisdictions of organization and short-form certificates as of a recent date of the good standing of the Parent Borrower under the laws of each other jurisdiction where the Parent Borrower is qualified to do business and where a failure to be so qualified would have a Material Adverse Effect.

          (d) Opinions of Counsel. The Administrative Agent shall have received opinions in form and substance reasonably satisfactory to the Administrative Agent of the Assistant General Counsel of the Parent Borrower, of Hunton & Williams LLP, counsel to the domestic Credit Parties addressed to the Administrative Agent and the Lenders with respect to the domestic Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall reasonably request.

          5.2.3 Consents; Defaults.

          (a) Governmental and Third Party Approvals. All governmental and third party approvals necessary or, in the reasonable discretion of the Administrative Agent, advisable in connection with the Refinancing and the financing contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Refinancing or the financing thereof. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting the transactions contemplated by this Agreement and the other Loan Documents or otherwise referred to herein or therein.

          (b) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

     5.2.4 No Material Adverse Effect. Since December 31, 2003 nothing shall have occurred (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which has had a Material Adverse Effect.

          5.2.5 Financial Matters.

          (a) Financial Statements. The Administrative Agent and each Lender shall have received the Annual Report on Form 10-K of the Parent Borrower for the fiscal year ended as of December 31, 2003 and the Quarterly Report on Form 10-Q of the Parent Borrower for the six month period ended as of June 30, 2004.

          (b) Projections. The Parent Borrower shall have delivered to the Administrative Agent and each Lender a projected consolidated balance sheet of the Parent Borrower and its Subsidiaries for each fiscal year of the Parent Borrower ending after the Closing Date continuing through and including fiscal year 2008, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto and such projections shall be reasonably satisfactory to the Administrative Agent.

          (c) Payment at Closing. The Parent Borrower shall have paid any accrued and unpaid fees or commissions due hereunder (including, without limitation, reasonable legal fees and expenses) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

     5.2.6 Litigation. Except as set forth in the Current SEC Reports, as of the Closing Date, there shall be no actions, suits or proceedings pending or, to the best knowledge of the Parent Borrower, threatened (i) with respect to this Agreement or any other Loan Document or (ii) which the Administrative Agent or the Required Lenders shall reasonably determine would have a Material Adverse Effect.

     5.2.7 Termination of Prior Bank Commitment. The Prior Bank Commitment shall have been (or will be upon the initial borrowing hereunder and the application of the proceeds thereof) (i) paid in full, (ii) the obligations of the Parent Borrower thereunder satisfied and the commitment of the lenders thereunder terminated and (iii) either (A) all outstanding promissory notes issued by the Parent Borrower with respect thereto canceled and the originally executed copies thereof returned to the Parent Borrower or the Administrative Agent (who shall promptly forward such notes to the Parent Borrower) or (B) the Administrative Agent otherwise shall have received evidence satisfactory to it that such Prior Bank Commitment has been terminated.

     5.2.8 USA Patriot Act. The Parent Borrower shall have delivered to the Administrative Agent all documentation and other information requested by the Administrative Agent that is required to satisfy applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the USA Patriot Act.

     Section 5.3    Conditions to All Extensions of Credit.

     The obligation of each Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:

     5.3.1 Continuation of Representations and Warranties. The representations and warranties contained in Article VI shall be true and correct in all material respects on and as of such borrowing or issuance date with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

     5.3.2 No Existing Default. Immediately after the making of the requested borrowing, no Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issue date with respect to such Letter of Credit or after giving effect to such Letters of Credit on such date.

     5.3.3 Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the relevant Parent Borrower in accordance with Section
2.2.1 and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

The occurrence of the Closing Date and the acceptance by the Parent Borrower of the benefits of each Extension of Credit hereunder shall constitute a representation and warranty by the Parent Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Sections 5.2 and
5.3 and applicable to such borrowing have been satisfied as of that time. All of the certificates, legal opinions and other documents and papers referred to in Sections 5.2 and 5.3, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent.

     Section 5.4    Initial Loan to Each New Foreign Subsidiary Borrower.

     No Lender shall be required to make any Loans or issue any Letters of Credit to any Foreign Subsidiary Borrower that was not a party to this Agreement as of the date hereof unless the Administrative Agent has received (i) a Foreign Subsidiary Borrower Joinder Agreement, substantially in the form of Exhibit J, executed and delivered by such Foreign Subsidiary Borrower and the Parent
Borrower and (ii) such other documentation or other information as the Administrative Agent or the Lenders would have otherwise been entitled to receive under Section 5.2 had such Foreign Subsidiary Borrower been a party to this Agreement as of the date hereof.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     Section 6.1    Representations and Warranties.

     To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Parent Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

     6.1.1 Corporate Existence. Each Credit Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; (b) has the requisite power and authority to own its property and assets and to carry on its business as now conducted; (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a Material Adverse Effect; and (d) has all Governmental Approvals required by any Applicable Law for it to conduct its business, except where the failure to have such Governmental Approvals would not have a Material Adverse Effect.

     6.1.2 Non-Contravention. Each Credit Party has the corporate power to execute and deliver and to perform its obligations under the Loan Documents and to borrow hereunder. The execution, delivery, and performance by each of the Credit Parties of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of such Credit Party, (ii) violate any provision of any law, rule, regulation (including, without limitation, Regulation T, U or X of the Board), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such Credit Party or any Restricted Subsidiary or of the charter or bylaws of such Credit Party or any Restricted Subsidiary, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such Credit Party or any Restricted Subsidiary is a party or by which it or its properties may be bound or affected, or (iv) result in the creation of a Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by such Credit Party or any Restricted Subsidiary; and each Credit Party and each Restricted Subsidiary is not in default under any such order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument or in default under any such law, rule, or regulation, which default would have a Material Adverse Effect.

     6.1.3 No Consent. No authorization, consent, approval, license, exemption of, or filing or registration with, or any other action in respect of any Governmental Authority is or will be necessary for the valid execution, delivery or performance by any Credit Party of the Loan Documents to which it is a party.

     6.1.4 Execution and Delivery; Binding Obligations. The Loan Documents have been duly executed and delivered by each Credit Party party thereto. The Loan Documents constitute legal, valid, and binding obligations of the Credit Parties enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

     6.1.5  Title  to  Properties.  The  Parent  Borrower  and  each  Restricted
Subsidiary has good and marketable title to all of the material assets and properties owned by it, and valid leasehold interests in all material assets and properties leased by it, free and clear of all Liens except such as are permitted by Section 9.2 and except for covenants, restrictions, rights, easements and minor irregularities in title which do not interfere with the occupation, use and enjoyment by the Parent Borrower or such Restricted Subsidiary of such properties and assets in the normal course of business as presently conducted or materially impair the value thereof for such business.

     6.1.6  Subsidiaries.  Each  Subsidiary of the Parent  Borrower is listed on
Schedule 6.1.6, including the jurisdiction of organization, classes of capital stock, ownership and ownership percentages thereof. All the outstanding capital stock of the Parent Borrower's Subsidiaries shown in Schedule 6.1.6 hereto as being owned by the Parent Borrower or any of its Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any Lien except as set forth on Schedule 9.2. No Subsidiary owns any capital stock of the Parent Borrower. Each of the Restricted Subsidiaries of the Parent Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and each Restricted Subsidiary
(i) has the requisite power and authority to own its property and assets and to carry on its business as now conducted, (ii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a Material Adverse Effect and (iii) has all Governmental Approvals required by any Applicable Law for it to conduct its business, except where the failure to have such Governmental Approvals would not have a Material Adverse Effect.

     6.1.7 Financial Statements.

          (a) The consolidated balance sheet of the Parent Borrower and its Subsidiaries as at December 31, 2003, and the related consolidated statements of operations, shareholders' equity and cash flow of the Parent Borrower and its Subsidiaries for the fiscal year then ended, certified by KPMG LLP, independent public accountants, copies of which have been delivered to the Lenders, fairly present the consolidated financial condition of the Parent Borrower and its Subsidiaries as at such date and the consolidated results of the operations of the Parent Borrower and its Subsidiaries for the period ended on such date, all prepared in accordance with GAAP applied on a consistent basis.

          (b) The unaudited consolidated balance sheet of the Parent Borrower and its Subsidiaries as at June 30, 2004, the related unaudited consolidated statement of operations and cash flows of the Parent Borrower and its Subsidiaries for the fiscal quarter then ended, copies of which have been delivered to the Lenders, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, subject to normal recurring year-end adjustments, all prepared in accordance with GAAP (except for the omission of notes) applied on a consistent basis; and there has been no material adverse change in such condition or operations since December 31, 2003 that has had a Material Adverse Effect.

     6.1.8 Litigation. (a) There are no actions, suits, or proceedings pending or, to the knowledge of a Responsible Officer of any Credit Party, threatened, against any Credit Party or any Restricted Subsidiary or the properties of any Credit Party or any Restricted Subsidiary before any Governmental Authority or arbitrator that would have a Material Adverse Effect.

     (b) Neither any Credit Party nor any Restricted Subsidiary is in default (in any respect which would have a Material Adverse Effect) with respect to any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to any Credit Party or any Restricted Subsidiary.

     6.1.9 Taxes. The Parent Borrower and each Restricted Subsidiary has filed all material tax returns (Federal, state, and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or provided adequate reserves, in accordance with GAAP, for the payment thereof.

     6.1.10 ERISA. (a) Each Plan has complied with and has been administered in all material respects in accordance with the applicable provisions of ERISA and the Code. No Pension Plan has terminated under circumstances giving rise to liability of the Parent Borrower or any ERISA Affiliate to the PBGC under
Section 4062, 4063 or 4064 of ERISA, which liability remains unpaid in whole or in part, and no lien under Section 4068 of ERISA exists with respect to the assets of the Parent Borrower or any ERISA Affiliate. No Reportable Event has occurred with respect to any Pension Plan, except for Reportable Events previously disclosed in writing to the Lenders that would not have a Material Adverse Effect. No accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code (whether or not waived) exists with respect to any Pension Plan, nor does any lien under Section 302 of ERISA or
Section 412 of the Code exist with respect to any Pension Plan.

     (b) Neither the Parent Borrower nor any ERISA Affiliate has completely or partially withdrawn from any one or more Multiemployer Plans under circumstances which have given rise to or would give rise to withdrawal liability under ERISA which, in the aggregate, would have a Material Adverse Effect and which has not been fully paid as of the date hereof. Neither the Parent Borrower nor any ERISA Affiliate has received notice that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has terminated under Title IV of ERISA, nor, to the best knowledge of the Parent Borrower, is any such reorganization, insolvency or termination reasonably likely to occur, where such reorganization, insolvency or termination has resulted in an increase in the contributions required to be made to such Multiemployer Plan in an amount that would have a Material Adverse Effect. Neither the Parent Borrower nor any ERISA Affiliate has failed to make any contribution to a Multiemployer Plan which is required under ERISA or an applicable collective bargaining agreement in an amount which is material in the aggregate (except to the extent there is a good faith dispute as to whether any contribution is owed, the amount owed or the existence of facts that would give rise to a withdrawal). Neither the Parent Borrower nor any ERISA Affiliate would become subject to any liability under ERISA in an amount that would have a Material Adverse Effect if the Parent Borrower or any such ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of June 30, 2004.

     6.1.11 No Default. No Default and no Event of Default has occurred and is continuing.

     6.1.12 Federal Reserve Regulations.

          (a) Neither the Parent Borrower nor any Subsidiary of the Parent Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulations T, U or X.

     6.1.13 Investment Company Act. Neither the Parent Borrower nor any Subsidiary is an "investment company" or a company controlled by an "investment company" as each term is defined in the Investment Company Act of 1940 or subject to regulation thereunder.

     6.1.14 Environmental Matters. In the ordinary course of its business, the Parent Borrower conducts an ongoing review of the effect of Environmental Laws and laws relating to occupational safety and health on the business, operations and properties of the Parent Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for clean-up, closure or restoration of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection and occupational health and safety standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Parent Borrower represents and warrants that applicable Environmental Laws and laws relating to occupational health and safety do not, and would not have a Material Adverse Effect. The Parent Borrower and each Restricted Subsidiary has obtained and holds all material permits, licenses and approvals required under Environmental Laws which are necessary for the conduct of its business and the operation of its facilities, and the Parent Borrower and its Restricted Subsidiaries have not received any written notice of any failure to be in compliance with the terms and conditions of such permits, licenses and approvals, which failure would have a Material Adverse Effect.

     6.1.15 Foreign Subsidiary Borrowers.

     With respect to any Foreign Subsidiary Borrower from time to time party hereto:

     (a)  The  Obligations  of  such  Foreign  Subsidiary  Borrower  under  this
Agreement,  when  executed and  delivered  or  otherwise  joined by such Foreign
Subsidiary Borrower, will rank at least pari passu with all unsecured Indebtedness for borrowed money of such Foreign Subsidiary Borrower.

     (b) Such Foreign Subsidiary Borrower is subject to civil and commercial law with respect to its obligations under this Agreement and any Note, and the execution, delivery and performance by such Foreign Subsidiary Borrower of this Agreement constitute and will constitute private and commercial acts and not public or governmental acts. No such Foreign Subsidiary Borrower nor any of its property, whether or not held for its own account, has any sovereign immunity from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or other similar sovereign immunity) under laws of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing in respect of its obligations under this Agreement or any Note. Such Foreign Subsidiary Borrower hereby waives, to the extent permitted by Applicable Laws, immunity (sovereign or otherwise) to which it or any of its properties would otherwise be entitled from any legal action, suit or proceeding, from jurisdiction of any court and from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing in respect of its obligations under this Agreement and any Note.

     (c) The execution, delivery and performance by each Foreign Subsidiary Borrower of this Agreement, any Note or the other Loan Documents is, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or
(ii) such as cannot be made or obtained until a later date (provided any notification or authorization described in immediately preceding clause (ii) shall be made or obtained as soon as is reasonably practicable).

     (d) Each borrowing by, and Letter of Credit issued for the account of, any Foreign Subsidiary Borrower hereunder shall constitute a representation and warranty by each of the Parent Borrower and such Foreign Subsidiary Borrower as of the date of such borrowing or such issuance (but not as of any other date) that the representations and warranties contained in this subsection 6.1.15 shall be true as of the date of such borrowing.

     Section 6.2    Accuracy and Completeness of Information.

     The financial statements referenced in Section 6.1.7, the financial statements provided to the Administrative Agent pursuant to Sections 7.1.1(a) and 7.1.1(b) and the written information with respect to the Credit Parties contained in this Agreement, taken as a whole, does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which such statements were then made, not misleading. There is no fact known to any Responsible Officer of the Parent Borrower or any equivalent officer of any other Credit Party as of the Closing Date that would have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders as of the Closing Date for use in connection with the transactions contemplated hereby.

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

     Section 6.3    Labor Matters.

     Neither any Credit Party nor any Restricted Subsidiary is engaged in any unfair labor practice under the National Labor Relations Act, as amended, that would have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against any Credit Party or any Restricted Subsidiary or, to the knowledge of any Responsible Officer of any Credit Party, threatened against any Credit Party or any Restricted Subsidiary, before the National Labor Relations Board, except for any such complaint that would not have a Material Adverse Effect; (b) no strike, labor dispute, slowdown or stoppage pending against any Credit Party or any Restricted Subsidiary or, to the knowledge of any Responsible Officer of any Credit Party, threatened against any Credit Party or any Restricted Subsidiary, except for any such strike, labor dispute, slowdown or stoppage that would not have a Material Adverse Effect; and (c) no union representation question exists with respect to the employees of any Credit Party or any Restricted Subsidiary, except for any such question that would not have a Material Adverse Effect.

     Section 6.4    Survival of Representations and Warranties, Etc.

     All representations and warranties set forth in this Article VI and all representations and warranties contained in any certificate related hereto, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Article VI shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.


                                  ARTICLE VII

                        FINANCIAL INFORMATION AND NOTICES

     Until all the Obligations have been paid and satisfied in full and the Termination Date, unless consent has been obtained in the manner set forth in
Section 13.10 hereof, the Parent Borrower will:

     Section 7.1    Financial Statements, Etc.

     7.1.1 Financial Statements. Furnish or cause to be furnished to the Administrative Agent at its address as set forth in Section 13.1, or such other office as may be designated in writing by the Administrative Agent from time to time for delivery to each Lender:

          (a) annually, as soon as available, but in any event within 120 days after the last day of each Fiscal Year, a consolidated balance sheet of the Parent Borrower and its Subsidiaries, as at such last day of such Fiscal Year, and consolidated statements of operations, shareholders' equity and cash flow for the Parent Borrower and its Subsidiaries for such Fiscal Year, each prepared in accordance with GAAP, in reasonable detail, and audited by KPMG LLP or any other firm of independent certified public accountants of recognized national standing and whose opinion shall not be qualified with respect to scope limitations imposed by the Parent Borrower or any Subsidiary, the status of the Parent Borrower and its Subsidiaries as a going concern or the accounting principles followed by the Parent Borrower or any Subsidiary not in accordance with GAAP;

          (b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarterly periods of each Fiscal Year, a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the last day of such fiscal quarter and consolidated statements of operations and cash flows for the Parent Borrower and its Subsidiaries for such fiscal quarter, and for the then current Fiscal Year through the end of such fiscal quarter, prepared in accordance with GAAP (except for omission of notes and subject to year-end adjustments);

          (c) substantially concurrently with the delivery of financial statements pursuant clause (a) above (but in any event, no later than the time such financial statements are required to be delivered pursuant to clause (a) above), a certificate signed by the chief financial officer or the chief executive officer of the Parent Borrower to the effect that such officer has made due inquiry and that to the best of the knowledge of such officer except as stated therein no Default or Event of Default has occurred hereunder and that such officer has made due inquiry and that to the best of the knowledge of such officer except as stated therein no default has occurred under any other agreement to which the Parent Borrower is a party or by which it is bound, or by which any of its properties or assets may be affected, which would have a Material Adverse Effect and specifying in reasonable detail the exceptions, if any, to such statements;

          (d) substantially concurrently with the delivery of financial statements pursuant clauses (a) and (b) above (but in any event, no later than the time such financial statements are required to be delivered pursuant to clauses (a) and (b) above), a statement of a financial officer of the Parent Borrower showing the Leverage Ratio and Interest Coverage Ratio by reasonably detailed calculation thereof as of the last day of the fiscal period to which such financial statements relate;

          (e) substantially concurrently with the delivery of financial statements pursuant clause (b) above (but in any event, no later than the time such financial statements are required to be delivered pursuant to clause (b) above), a certificate signed by a financial officer of the Parent Borrower and stating that such officer has made due inquiry and that to the best of his knowledge no Default or Event of Default has occurred and is continuing, or, if a Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof;

          (f) substantially concurrently with the delivery of financial statements pursuant clauses (a) and (b) above (but in any event, no later than the time such financial statements are required to be delivered pursuant to clauses (a) and (b) above), a statement of a financial officer of the Parent Borrower showing the aggregate principal amount of Competitive Bid Loans outstanding as of the last day of the fiscal period as to which such financial statements relate;

          (g) immediately, but in any event within three (3) Business Days after a Responsible Officer of any Credit Party obtains knowledge of the occurrence of any Default or Event of Default, a certificate of the chief financial officer or the chief executive officer of the Parent Borrower setting forth the details thereof and the action which the Parent Borrower is taking or proposes to take with respect thereto; and

     Any financial  statement  required to be delivered pursuant to this Section
7.1.1 shall be deemed to have been delivered on the date on which the Parent Borrower posts such financial statement on its website on the Internet at www.brinkscompany.com (or a successor website) or when such financial statement is posted on the SEC's website on the Internet at www.sec.gov and, in each case, such financial statement is readily accessible to the Administrative Agent on such date; provided that the Borrower shall give notice of any such posting to the Administrative Agent (who shall then give notice of any such posting to the Lenders); provided, further, that the Borrower shall deliver paper copies of any such financial statement to the Administrative Agent if the Administrative Agent or any Lender requests the Borrower to deliver such paper copies until notice to cease delivering such paper copies is given by the Administrative Agent.

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

     7.1.2 Books and Records. Keep, and cause each Restricted Subsidiary to keep, proper books of record and accounts in which full, true and correct entries in accordance with GAAP shall be made of all dealings or transactions in relation to its business and activities and the business and activities of its Restricted Subsidiaries;

     7.1.3 Additional Information. Furnish, and cause each Restricted Subsidiary to furnish, with reasonable promptness such other financial information as any Lender may reasonably request, provided that the Parent Borrower shall not be required to furnish any information that would result in violation of any confidentiality agreement by which it is bound but, at the request of a Lender, shall use its reasonable best efforts to obtain a waiver of such agreement to permit furnishing of such information under this provision;

     7.1.4 SEC Filings. Promptly after the same are available, furnish or make available copies of all current reports on Form 8-K, quarterly reports on Form 10-Q, annual reports on Form 10-K (or similar corresponding reports) and registration statements or statements which the Parent Borrower or any Subsidiary may be required to file with the Securities and Exchange Commission (excluding registration statements filed pursuant to employee stock option or benefit plans); provided that any reports required to be furnished pursuant to this Section 7.1.4 shall be deemed to have been furnished on the date on which the Parent Borrower posts such report on its website on the Internet at www.brinkscompany.com (or a successor website) or when such report is posted on the SEC's website on the Internet at www.sec.gov and, in each case, such report is readily accessible to the Administrative Agent on such date; provided that the Borrower shall give notice of any such posting to the Administrative Agent (who shall then give notice of any such posting to the Lenders); provided, further, that the Borrower shall deliver paper copies of any such report to the Administrative Agent if the Administrative Agent or any Lender requests the Borrower to deliver such paper copies until notice to cease delivering such paper copies is given by the Administrative Agent.

     7.1.5 Change in Debt Rating. Within three (3) Business Days after any Responsible Officer of the Parent Borrower receives notice of any change in the Applicable LT Rating, furnish written notice of such change and the new Applicable LT Rating to the Administrative Agent.

     7.1.6 Notice of Environmental Matters. Furnish, and cause each Restricted Subsidiary to furnish, to the Administrative Agent for delivery to each Lender, as soon as reasonably practicable after receipt by the Parent Borrower or any Restricted Subsidiary, a copy of any written notice or claim to the effect that the Parent Borrower or any Restricted Subsidiary is liable to any Person as a result of the presence or release of any Contaminant which claim would have a Material Adverse Effect.

     Section 7.2    Notice of Litigation and Other Matters.

     Promptly (but in no event later than three (3) Business Days after a Responsible Officer of any Credit Party obtains knowledge thereof ) furnish telephonic (confirmed in writing to the Administrative Agent for delivery to each Lender) or written notice to the Administrative Agent for delivery to each Lender of:

          (a) the commencement of all proceedings by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against any of the Credit Parties or any Restricted Subsidiary thereof or any of their respective properties, assets or businesses (i) which in the reasonable judgment of the Credit Parties would have a Material Adverse Effect, (ii) with respect to any material Debt of the Credit Parties or any of their Restricted Subsidiaries or (iii) with respect to any Loan Document;

          (b) any notice of any violation received by any of the Credit Parties or any Restricted Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in the reasonable judgment of the Credit Parties in any such case would have a Material Adverse Effect; and

          (c) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code (along with a copy thereof) which would have a Material Adverse Effect, (ii) all notices received by any of the Credit Parties or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any of the Credit Parties or any ERISA Affiliate from any Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA which would have a Material Adverse Effect, (iv) the Credit Parties obtaining knowledge or reason to know that the Credit Parties or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA, (v) the occurrence of a Reportable Event, (vi) a failure to make any required contribution to a Pension Plan which would have a Material Adverse Effect, and (vii) the creation of any lien in favor of the PBGC or a Pension Plan which would have a Material Adverse Effect.


                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

     Until all of the Obligations have been paid and satisfied in full and the Aggregate Commitment has expired or been terminated, unless consent has been obtained in the manner provided for in Section 13.10, the Parent Borrower will:

     Section 8.1    Payment of Taxes, etc.

     Pay and discharge, and cause each Restricted Subsidiary to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful material claims which, if unpaid, might become a lien or charge upon any properties of the Parent Borrower or any Restricted Subsidiary; provided, however, that neither the Parent Borrower nor any Restricted Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and against which it is maintaining adequate reserves in accordance with GAAP.

     Section 8.2    Maintenance of Insurance.

     Maintain, and cause each Restricted Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations (or, to the extent consistent with prudent business practice, through its own program of self-insurance) in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Parent Borrower or such Restricted Subsidiary operates.

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     Section 8.3    Preservation of Corporate Existence, etc.

     Preserve and maintain, and cause each Restricted Subsidiary to preserve and maintain, its corporate existence and material rights, franchises and privileges; provided, however, that nothing herein contained shall prevent any merger or consolidation permitted by Section 9.3; and provided further that the Parent Borrower shall not be required to preserve or to cause any Restricted Subsidiary to preserve its corporate existence or any such rights, franchises or privileges if the Parent Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Parent Borrower and its Restricted Subsidiaries taken as a whole and that the loss thereof is not disadvantageous in any material respect to the Parent Borrower and its Restricted Subsidiaries taken as a whole.

     Section 8.4    Compliance with Laws, etc

     Comply, and cause each Restricted Subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders (other than laws, rules, regulations, and orders which are not final and are being contested in good faith by proper proceedings) of any Governmental Authority (including Labor Laws and Environmental Laws), noncompliance with which would have a Material Adverse Effect.

     Section 8.5    Compliance with ERISA and the Code.

     Comply, and cause each of its ERISA Affiliates to comply, with the minimum funding standards under ERISA with respect to its Pension Plans and use its best efforts, and cause each ERISA Affiliates to use its best efforts, to comply in all material respects with all other applicable provisions of ERISA and the Code and the regulations and interpretations promulgated thereunder.

     Section 8.6    Compliance with Contracts, etc.

     Perform, and cause each Restricted Subsidiary to perform, all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other agreement, contract or instrument by which it is bound, except where the failure to do so would not have a Material Adverse Effect.

     Section 8.7    Access to Properties.

     Permit, and cause its Restricted Subsidiaries to permit, any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice to the Parent Borrower, to visit the properties of the Parent Borrower or any Restricted Subsidiary at reasonable times and as often as reasonably requested.

     Section 8.8    Conduct of Business.

     Engage in, and cause its Restricted Subsidiaries to engage in, only those businesses in which the Parent Borrower and its Restricted Subsidiaries are engaged on the Closing Date and such other businesses reasonably related or complementary thereto or in furtherance thereof, or in other lines of business which are insignificant when viewed in the overall context of the businesses then engaged in by the Parent Borrower and its Restricted Subsidiaries taken as a whole.

     Section 8.9    Use of Proceeds.

     Use the proceeds of the Loans solely for the purposes set forth in Section 2.1.2.


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     Section 8.10    Additional Guarantors.

     In the event that any Person (other than any Subsidiary of the Parent Borrower existing on the Closing Date) becomes a wholly-owned (directly or indirectly) Material Domestic Subsidiary after the Closing Date pursuant to an acquisition (whether of stock or assets), merger, or as a result of the creation of such Person and the subsequent transfer to such Person of any property or assets, the Parent Borrower shall, within thirty (30) days after the end of the fiscal quarter in which such Person becomes a Material Domestic Subsidiary, cause such Material Domestic Subsidiary to become a Guarantor by execution and delivery of a Guarantor Joinder Agreement and by delivery of such other documentation as the Administrative Agent may reasonably request in connection therewith, including, without limitation, certified resolutions of such Material Domestic Subsidiary, certified organizational and authorizing documents of such Material Domestic Subsidiary, favorable opinions of counsel to such Material
Domestic Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the Guarantor Joinder Agreement) and other items of the type required to be delivered pursuant to Section 5.2.2, all in form, content and scope reasonably satisfactory to the Administrative Agent; provided, however, that no such Person which becomes a Material Domestic Subsidiary pursuant to any such acquisition or merger shall be required to become a Guarantor if the incurrence of such obligation would violate any material agreement binding on such Person and in existence on the date of such acquisition or merger.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

     Until all of the Obligations have been paid and satisfied in full and Aggregate Commitment has expired or been terminated unless consent has been obtained in the manner set forth in Section 13.10, the Parent Borrower will not:

     Section 9.1    Financial Covenants.

     9.1.1 Maximum Leverage Ratio. Commencing with the end of the first fiscal quarter ending after the Closing Date, permit the Leverage Ratio as of the end of each fiscal quarter to be greater than 60%.

     9.1.2 Minimum Interest Coverage Ratio. Commencing with the end of the first fiscal quarter ending after the Closing Date, permit the Interest Coverage Ratio as of the end of each fiscal quarter to be less than 3.00 to 1.00.

     Section 9.2    Limitations on Liens.

     Create, incur, assume or suffer to exist, or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, any Lien on, or with respect to, any of their assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

     (a) Liens existing on the Closing Date and set forth on Schedule 9.2;

     (b) Liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

     (c) The claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;


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

     (d) Liens consisting of deposits or pledges made in the ordinary course of business (i) in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations under customer service contracts, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

     (e) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of any material parcel of real property or impair the use thereof in the ordinary conduct of business;

     (f) Liens in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

     (g) Liens on the property or assets of any Restricted Subsidiary existing at the time such Restricted Subsidiary becomes a Subsidiary of a Credit Party and not incurred in contemplation thereof, as long as the outstanding principal amount of the Debt secured thereby is not voluntarily increased by such Restricted Subsidiary after the date such Restricted Subsidiary becomes a Subsidiary of such Credit Party;

     (h) Liens on the property or assets of the Credit Parties or any Restricted Subsidiary securing Debt which is incurred to finance the acquisition, construction or improvement on such property or assets, provided that (i) each such Lien shall be created simultaneously with, or within twelve months after, the acquisition (or the completion of the construction or improvement) of the related property or assets; (ii) each such Lien does not at any time encumber any property other than the related property or assets financed by such Debt;
(iii) the principal amount of Debt secured by each such Lien is not increased; and (iv) the principal amount of Debt secured by each such Lien shall at no time exceed 100% of the original purchase price of such related property or assets at the time acquired and the costs of any such construction or improvements on such property or assets, as applicable;

     (i) Liens consisting of judgment or judicial attachment Liens, provided that (i) the claims giving rise to such Liens are being diligently contested in good faith by appropriate proceedings, (ii) adequate reserves for the obligations secured by such Liens have been established and (iii) enforcement of such Liens has been stayed;

     (j) Liens created or deemed to exist in connection with any asset securitization program (including any related filings of any financing statements), but only to the extent that such Liens attach to the assets actually sold, contributed, financed or otherwise conveyed or pledged in connection with such securitization program;

     (k) Liens on property or assets of the Parent Borrower or any Restricted Subsidiary securing indebtedness owing to the Parent Borrower or any other Credit Party;

     (l) Liens on coal reserves leased by the Borrower or by any Restricted Subsidiary as lessee, securing Debt to the lessors thereof, arising out of such leases;

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     (m) Liens on any Margin Stock  purchased or carried by the Parent  Borrower or any of its Subsidiaries;

     (n) The extension,  renewal or replacement of any Lien permitted by clauses
(a), (g), or (h), but only if the principal amount of Debt secured by the Lien immediately prior thereto is not increased and the Lien is not extended to other property; and

     (o) In addition to any Lien permitted by clauses (a) through (m), immediately after giving effect to any concurrent repayment of secured Debt, Liens securing Debt of the Parent Borrower or any Restricted Subsidiary so long as the sum of (A) the aggregate principal amount of all such secured Debt plus
(B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 2003 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Parent Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all Sale and Leaseback Transactions to which the Parent Borrower or any of its Restricted Subsidiaries is then a party (including Sale and Leaseback Transactions, if any, entered into pursuant to Section 9.9), does not exceed 10% of Consolidated Net Worth; provided that the sale or transfer of (i) coal, oil, gas or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount of money (however determined) or a specified amount of such coal or other minerals or (ii) any other interest in property of the character commonly referred to as a "production payment" shall not be deemed to constitute Debt secured by a Lien.

     Section  9.3  Disposition  of Debt and Shares of  Restricted  Subsidiaries;
Issuance  of  Shares  by  Restricted  Subsidiaries;   Consolidation,  Merger  or
Disposition of Assets.

     (a) Sell or otherwise dispose of, or permit any Restricted Subsidiary to sell or otherwise dispose of, any capital stock or any Debt of any Restricted Subsidiary, (b) in the case of any Restricted Subsidiary, issue, sell or otherwise dispose of any of such Restricted Subsidiary's capital stock (other than directors' qualifying shares, to satisfy preemptive rights or in connection with a split or combination of shares or a dividend in shares) except to the Parent Borrower or another Restricted Subsidiary, (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or permit any Restricted Subsidiary to liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or (d) directly or indirectly, or permit any Restricted Subsidiary to directly or indirectly, consolidate with or merge with or into or sell, lease or otherwise dispose of all or substantially all of its assets to any Person, unless, after giving effect thereto, all of the following conditions shall be met:

          (i) the Leverage Ratio shall not be greater than 0.60 to 1.00 and the Interest Coverage Ratio shall not be less than 3.00 to 1.00;

          (ii) in the case of a merger or consolidation, (A) if the Parent Borrower is a party thereto, the Parent Borrower shall be the surviving corporation, (B) if the Parent Borrower is not a party thereto and another Credit Party is a party thereto, a Credit Party shall be the surviving corporation and (C) if no Credit Party is a party thereto, a Restricted Subsidiary shall be the surviving corporation;

          (iii) in the case of a liquidation, winding-up or dissolution, any Credit Party (other than the Parent Borrower) or any Restricted Subsidiary may liquidate, wind-up or dissolve itself into a Credit Party or a Restricted Subsidiary; and

          (iv) no Default or Event of Default has occurred and is continuing.


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


Provided that the conditions of this Section 9.3 are satisfied, none of the foregoing provisions shall be deemed to prohibit the Parent Borrower or any of its Restricted Subsidiaries from selling, transferring, assigning or otherwise disposing of Margin Stock for fair market value or selling, contributing, financing or otherwise conveying or pledging assets in connection with any asset securitization program permitted by Section 9.2(j).

     Section 9.4    Transactions with Affiliates.

     Except as permitted in Section 9.10(j), engage, or permit any Restricted Subsidiary to engage, directly or indirectly, in any material transaction with an Affiliate (other than a Credit Party) on terms more favorable to the Affiliate than would have been obtainable in arm's-length dealing.

     Section 9.5    Compliance with Regulations T, U and X.

     In the case of the Parent Borrower and any Subsidiary of the Parent Borrower, purchase or carry any Margin Stock or incur, create or assume any obligation for borrowed money or other liability or make any investment, capital contribution, loan, advance or extension of credit or sell or otherwise dispose of any assets or pay any dividend or make any other distribution to its shareholders or take or permit to be taken any other action or permit to occur or exist any event or condition if such action, event or condition would result in this Agreement, the Loans, the use of the proceeds thereof or the other transactions contemplated hereby violating Regulation T, U or X.

     Section 9.6    Hedging Agreements.

     Enter into or permit to exist, or permit any Restricted Subsidiary to enter into or permit to exist, Hedging Agreements for the purpose of speculation and not for the purpose of hedging risks associated with the businesses of the Parent Borrower and its Restricted Subsidiaries.

     Section 9.7    ERISA.

     (a) Terminate, or permit any of its ERISA Affiliates to terminate, any Pension Plan under circumstances which would reasonably result in a material liability of the Parent Borrower or any ERISA Affiliate to the PBGC, or permit to exist the occurrence of any Reportable Event or any other event or condition which presents a material risk of such a termination by the PBGC; (b) engage, or permit any of its Subsidiaries or any Pension Plan to engage, in a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) that would reasonably result in material liability of the Parent Borrower or any of its Restricted Subsidiaries; (c) fail, or permit any of its Restricted Subsidiaries to fail, to make any contribution to a Multiemployer Plan which is required by ERISA or an applicable collective bargaining agreement in an amount which is material (except to the extent there is a good faith dispute as to whether any contribution is owed, the amount owed or the existence of facts that would give rise to a withdrawal); or (d) completely or partially withdraw, or permit any of its ERISA Affiliates to completely or partially withdraw, from a Multiemployer Plan, if such complete or partial withdrawal will result in any material withdrawal liability under Title IV of ERISA; or (e) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material liability to the Parent Borrower or any ERISA Affiliate. For purposes of this Section 9.7, an amount is material if it would have a Material Adverse Effect after aggregation with all other liabilities described in this Section 9.7.

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

     Section 9.8    Limitations on Acquisitions.

     Acquire, or permit any Restricted Subsidiary to acquire, all or any portion of the capital stock or other ownership interest in any Person which is not then a Restricted Subsidiary or any assets collectively constituting a business unit of a Person which is not then a Restricted Subsidiary, unless:

     (a) the aggregate consideration paid by the acquiror in such transaction does not exceed 10% of Consolidated Total Assets as of the end of the Fiscal Year most recently ended; or

     (b) in the event that the aggregate consideration to be paid by the acquiror in such transaction exceeds 10% of Consolidated Total Assets as of the end of the Fiscal Year most recently ended, (i) the Parent Borrower shall have notified the Administrative Agent at least five (5) Business Days prior to the consummation thereof that such an acquisition is pending (furnishing with such information reasonably acceptable to the Administrative Agent demonstrating pro forma compliance with the financial covenants set forth in Section 9.1), and
(ii) after giving effect to such acquisition on a pro forma basis, no Default or Event of Default would exist under Section 9.1. Any notice delivered to the Administrative Agent pursuant to this Section 9.8 shall be kept confidential by the Administrative Agent in accordance with Section 13.9 below.

     Section 9.9    Sale Leaseback Transactions.

     Sell or transfer, or permit any Restricted Subsidiaries to sell or transfer, any material property or assets owned by the Parent Borrower or any Restricted Subsidiary on the Closing Date to any Person (other than any Credit Party) with the intention of taking back a lease of such property or assets or any similar property or assets, if the sum of (A) the amount of Consolidated Lease Rentals, discounted to present value at 10%, compounded annually, which would arise out of such proposed Sale and Leaseback Transaction, plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 2003 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Parent Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all other Sale and Leaseback Transactions to which the Parent Borrower or any of its Restricted Subsidiaries is then a party, plus (C) the aggregate principal amount of all Debt of the Parent Borrower or any Restricted Subsidiary secured by Liens incurred in reliance on Section 9.2(o), would exceed 10% of Consolidated Net Worth.

     Section 9.10    Limitations on Investments.

     Make or permit to exist, or permit any Restricted Subsidiary to make or permit to exist, any Investment, other than Investments which are:

     (a) cash and Cash Equivalents;

     (b) current assets generated in the ordinary course of business;

     (c) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

     (d) Investments consisting of capital stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors;

     (e) advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;

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

     (f) advances or loans to directors, officers and employees that do not exceed $25,000,000 in the aggregate at any one time outstanding;

     (g) advances or loans to customers and suppliers in the ordinary course of business in an aggregate amount consistent with the past practice of the Person making such advance or loan;

     (h) loans to shareholders intended to constitute dividends on, or payment on account of, any capital stock;

     (i) Investments or Support Obligations by the Parent Borrower and its Restricted Subsidiaries existing on the Closing Date;

     (j) Investments by the Parent Borrower or its Restricted Subsidiaries in any Credit Party or any other Subsidiary (provided that such Investment would not otherwise constitute a breach of Section 9.8);

     (k)  Support   Obligations  of  the  Parent   Borrower  or  its  Restricted
Subsidiaries for the benefit of any Credit Party or any other Subsidiary;

     (l) acquisitions permitted by Section 9.8 and Investments consisting of capital stock, obligations, securities or other property received in connection with any merger or sale permitted by Section 9.3;

     (m) Investments in connection with the management of Pension Plans and other benefit plans of the Parent Borrower and its Subsidiaries (including without limitation The Pittston Company Employee Welfare Benefit Trust);

     (n) Hedging Agreements permitted by Section 9.6;

     (o) advances or loans to any Person with respect to the deferred purchase price of property, services or other assets in dispositions permitted by Section 9.3; and

     (p) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed 10% of Consolidated Net Worth.


                                   ARTICLE X

                                    GUARANTY

     Section 10.1    Guaranty of Payment.

     Subject to Section 10.7 below, each Guarantor hereby unconditionally and irrevocably guarantees to each Lender and the Administrative Agent the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). Any such payment shall be made at such place and in the same currency as such relevant Guaranteed Obligation is payable. This guaranty is a guaranty of payment and not solely of collection and is a continuing guaranty and shall apply to all Guaranteed Obligations whenever arising.

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

     Section 10.2    Obligations Unconditional.

     The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, or any other agreement or instrument referred to herein, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any security or collateral and without the necessity at any time of having recourse to this Agreement or any other Loan Document or any collateral, if any, hereafter securing the Guaranteed Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against any other Guarantor or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against any other Guarantor (or any other guarantor of the Guaranteed Obligations) for amounts paid under this guaranty until such time as the Lenders have been paid in full, all commitments under this Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under this Agreement. Each Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing in any jurisdiction on this Agreement or any other Loan Document or foreclosing its security interest in or Lien on any collateral, if any, securing the Guaranteed Obligations or from exercising any other rights available to it under this Agreement or any instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither a Guarantor's obligations under this guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever (i) by an impairment, modification, change, release or limitation of the liability of any other Guarantor, (ii) by reason of the bankruptcy or insolvency of such other Guarantor, (iii) by reason of the application of the laws of any foreign jurisdiction or (iv) by reason of the location of such other Guarantor in any foreign jurisdiction. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance of by the Administrative Agent or any Lender upon this guaranty or acceptance of this guaranty. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this guaranty. All dealings between the Parent Borrower and the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this guaranty.

     Section 10.3    Modifications.

     Each Guarantor agrees that (a) all or any part of the security which hereafter may be held for the Guaranteed Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests or Liens which hereafter may be held, if any, for the Guaranteed Obligations or the properties subject thereto; (c) the time or place of payment of the Guaranteed Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Parent Borrower and any other party liable for payment under this Agreement may be granted indulgences generally; (e) any of the provisions of this Agreement or any other Loan Document may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Parent Borrower or any other party liable for the payment of the Guaranteed Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Guaranteed Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

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     Section 10.4    Waiver of Rights.

     Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this guaranty by the Lenders and of all Extensions of Credit to the Parent Borrower by the Lenders; (b) presentment and demand for payment or performance of any of the Guaranteed Obligations; (c) protest and notice of dishonor or of default (except as specifically required in this Agreement) with respect to the Guaranteed Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any Lien, if any, hereafter securing the Guaranteed Obligations, or the Lenders' subordinating, compromising, discharging or releasing such Liens, if any; (e) all other notices to which the Parent Borrower might otherwise be entitled in connection with the guaranty evidenced by this Article X; and (f) demand for payment under this guaranty.

     Section 10.5    Reinstatement.

     The obligations of each Guarantor under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     Section 10.6    Remedies.

     Each Guarantor agrees that, as between such Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in
Section 11.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11.2) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Guaranteed Obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by such Guarantor.

     Section 10.7    Limitation of Guaranty.

     Notwithstanding any provision to the contrary contained herein, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under Applicable Law (whether federal or state and including, without limitation, the Federal Bankruptcy Code (as now or hereinafter in effect)).

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     Section 10.8    Termination of Guaranty Upon Divestiture.

     The obligations of any Guarantor under this Article X shall automatically terminate as to such Guarantor upon any consolidation, merger, sale or other disposition made in accordance with Section 9.3 as a result of which such Guarantor is no longer a Subsidiary of the Parent Borrower immediately after the consummation of such transaction and any outstanding amounts owing in respect of such obligations shall have been paid in full.


                                   ARTICLE XI

                              DEFAULT AND REMEDIES

     Section 11.1    Events of Default.

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

     11.1.1 Default in Payment of Principal of or Interest or Fees on Loans and Reimbursement Obligation. Any Borrower shall default in any payment of principal of, or any interest or fees on, any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise), and such default shall continue unremedied for three (3) Business Days.

     11.1.2 Other Payment Default. Any Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of any other amounts owing on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue unremedied for three
(3) Business Days after written notice thereof from the Administrative Agent or any Lender.

     11.1.3 Misrepresentation. Any representation, warranty or statement made or deemed to be made by any Credit Party under this Agreement, any Loan Document or any amendment hereto or thereto or in any certificate delivered to the Administrative Agent or to any Lender pursuant hereto and thereto, shall at any time prove to have been incorrect in any material respect when made or deemed made.


     11.1.4 Default in Performance of Certain Covenants. The Parent Borrower shall default in the performance or observance of any covenant or agreement contained in Section 9.1, 9.3, 9.5 or 9.8(b)(ii).

     11.1.5 Default in Performance of Other Covenants and Conditions. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in Sections 11.1.1 through 11.1.4) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of a Responsible Officer of the Parent Borrower having actual knowledge of such default or receipt by the Parent Borrower of written notice thereof from the Administrative Agent or any Lender.


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     11.1.6 Debt Cross-Default. The Parent Borrower or any Restricted Subsidiary
shall (a) default in the payment when due, beyond any grace period permitted from time to time, of any Debt (other than Debt incurred by any Credit Party under this Agreement) heretofore or hereafter issued, assumed, guaranteed, contracted or incurred by it, and the aggregate amount of such Debt equals or
exceeds  $25,000,000  (or  equivalent),   (b)  default  in  the  performance  or
observance of any other covenant or provision of any agreement or instrument under or by which any Debt (other than Debt incurred by any Credit Party under this Agreement) is created, evidenced or secured, if the effect of such default pursuant to this clause (b) is to cause, or to permit the holder or holders of such Debt (or a trustee on its or their behalf) to cause, and such holder or holders or trustees does cause, such Debt to become due prior to its stated maturity, and the aggregate amount of the Debt the maturity of which is so accelerated pursuant to this clause (b) equals or exceeds $25,000,000 (or equivalent), or (c) be required to prepay any Debt (other than (A) Debt incurred by any Credit Party under this Agreement, (B) the redemption of any preferred stock classified as Debt pursuant to any mandatory redemption provision, and (C) any conversion of Debt (including preferred stock classified as Debt) to capital stock pursuant to any conversion right or option) prior to the maturity thereof other than by regularly scheduled principal payments if the aggregate amount of such Debt which is required to be prepaid equals or exceeds $25,000,000.

     11.1.7 Change in Control. A Change in Control shall have occurred.

     11.1.8 Voluntary Bankruptcy Proceeding. Any Credit Party shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due,
(vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

     11.1.9 Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     11.1.10 Similar Events. Any event occurs or any proceeding is taken with respect to any Credit Party in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events set forth in Sections
11.1.8 or 11.1.9.

     11.1.11 Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $25,000,000 in any Fiscal Year shall be entered against the Parent Borrower or any Restricted Subsidiary by any court and such judgment or order shall not, within sixty (60) days after entry thereof, be bonded, discharged or stayed pending appeal, or shall not be discharged within sixty (60) days after the expiration of such stay.

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     11.1.12 Guaranty. At any time after the execution and delivery thereof, the guaranty given by a Guarantor hereunder or any provision thereof shall cease to be in full force or effect as to such Guarantor, except as provided in Sections
10.7 and 10.8, or such Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty.

     11.1.13 ERISA. An event described in each clause (i), (ii) and (iii) below shall have occurred: (i) any Pension Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Pension Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 and an event described in subsection .62 , .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Pension Plan within the following thirty (30) days, any Pension Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Pension Plan, any Pension Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Pension Plan shall terminate for purposes of Title IV of ERISA, any Pension Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Pension Plan or a Foreign Pension Plan has not been timely made, the Credit Parties or any of their Subsidiaries or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Pension Plan under Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),
4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Credit Parties or any of their Subsidiaries has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Pension Plans or Foreign Pension Plans; (ii) there shall result from any such event or events the imposition of a lien, the granting of a security interest or a liability or a material risk of such a lien being imposed, such security interest being granted or such liability being incurred, and (iii) such lien, security interest or liability, individually, or in the aggregate, has a Material Adverse Effect.

     Section 11.2    Remedies.

     Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Parent Borrower and each of the other Credit Parties:

     11.2.1 Acceleration: Termination of Facilities. Declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facilities and any right of any Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Sections 11.1.8, 11.1.9 or 11.1.10 with respect to any of the Credit Parties, the Credit Facilities shall be automatically terminated and all Obligations shall automatically become due and payable.

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     11.2.2  Letters  of Credit.  With  respect  to all  Letters of Credit  with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the relevant Borrower at such time to deposit or cause to be deposited in a cash collateral account opened by the Administrative Agent an amount equal to the Dollar Equivalent of the aggregate then undrawn and unexpired amount of such Letters of Credit. In the case of any such Letter of Credit denominated in an Optional Currency, the Dollar Equivalent of the amount deposited in respect of such Letter of Credit shall be calculated at the end of each calendar month in accordance with the last sentence of Section 3.2. In the event that the Dollar Equivalent of such amount at the time of any such calculation exceeds the amount deposited in such cash collateral account with respect to such Letter of Credit, the Parent Borrower agrees to promptly deposit or cause to be deposited into such cash collateral account an amount equal to such excess. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof, if any, remaining after all such Letters of Credit shall have expired or been fully drawn upon shall be applied to repay any other unpaid Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be promptly returned to the relevant Borrower.

     11.2.3 Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.

     Section 11.3    Rights and Remedies Cumulative; Non-Waiver; etc.

     The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Credit Parties, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.


                                  ARTICLE XII

                            THE ADMINISTRATIVE AGENT

     Section 12.1    Appointment.

     Each of the Lenders hereby irrevocably designates and appoints JPMorgan Chase Bank as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes JPMorgan Chase Bank as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not

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have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.

     Section 12.2    Delegation of Duties.

     The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

     Section 12.3    Exculpatory Provisions.

     Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Credit Party or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Credit Party or any of its Subsidiaries.

     Section 12.4    Reliance by the Administrative Agent.

     The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or communications believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 13.8 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

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     Section 12.5    Notice of Default.

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Credit Parties referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

     Section 12.6    Non-Reliance on the Agents and Other Lenders.

     Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Credit Parties or any of their respective Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Credit Party or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

     Section 12.7    Indemnification.

     The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting any obligation of the Credit Parties to do so), ratably according to the respective amounts of their Aggregate Commitment Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Aggregate Commitment shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations or any Reimbursement Obligation)


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be imposed on, incurred by or asserted against the  Administrative  Agent in any way relating to or arising out of the Aggregate Commitment, this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they result
from  the  Administrative   Agent's  bad  faith,  gross  negligence  or  willful
misconduct. The agreements in this Section 12.7 shall survive the payment of the Loans, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

     Section 12.8    The Administrative Agent in Its Individual Capacity

     The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

     Section 12.9 Resignation of the Administrative Agent; Successor Administrative Agent.

     Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time and, so long as no Default or Event of Default has occurred and is continuing, shall resign upon the request of the Parent Borrower, in each case, by giving notice thereof to the Lenders and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right, subject to the approval of the Parent Borrower so long as no Default or Event of Default has occurred and is continuing (which approval will not be unreasonably withheld), to appoint from among the other Lenders a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and been approved by the Parent Borrower (if the approval of the Parent Borrower is required) or have accepted such appointment within thirty (30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may appoint, subject to the approval of the Parent Borrower so long as no Default or Event of Default has occurred and is continuing (which approval will not be unreasonably withheld), a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Section 12.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     Section 12.10    Co-Arrangers; Syndication Agents; Documentation Agent.

     The Co-Arrangers, Syndication Agents and the Documentation Agent, in their capacities as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.

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                                  ARTICLE XIII

                                 MISCELLANEOUS

     Section 13.1    Notices.

     13.1.1 Method of Communication. Except as otherwise provided in Article II, all notices and communications hereunder shall be in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be deemed to have been delivered (i) on the date of delivery if delivered by hand, (ii) on the Business Day of (or next following) transmission when transmitted or sent by telecopy, (iii) on the next Business Day after delivery to a recognized overnight courier service and (iv) on the fifth Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice. Notices and other communications to the Lenders hereunder may also be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Parent Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

     13.1.2 Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties (or the Administrative Agent and the Parent Borrower in the case of any Lender) are notified in writing.

         If to any Borrower:                The Brink's Company
                                            1801 Bayberry Court
                                            P.O.  Box 18100
                                            Richmond, VA 23226
                                            Telephone:  (804) 289-9600
                                            Telecopier:  (804) 289-9760
                                            Attention:  Treasurer

         If to the initial Guarantors:

                                            To the addresses set forth below
                                            their respective signatures on the
                                            signature pages hereto

         If to any subsequent Guarantors:

                                            To the address set forth in the
                                            related Guarantor Joinder Agreement

         If to JPMorgan Chase Bank as
         Administrative Agent:

                                            JPMorgan Chase Bank
                                            277 Park Avenue
                                            New York, New York 10172
                                            Attn:  Sandra Braun
                                            Telephone:  (212) 622-3622
                                            Telecopy:  (646) 534-0692



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


         If to J.P. Morgan Europe Limited as
         Administrative Agent:

                                            J.P. Morgan Europe Limited
                                            125 London Wall
                                            London EC2Y 5AJ
                                            Attention: James Beard
                                            Telephone No: +44 207-777-2355
                                            Fax No: +44 207-777-2360

         If to any Lender:

                                            To the address set forth on
                                            Schedule 13.1 hereto

     13.1.3 Funding Office.

     The Administrative Agent hereby designates the office of (a) J.P. Morgan Chase Bank located at the address set forth in Section 13.1.2 as the Funding Office with respect to any Dollar Revolving Loan and (b) J.P. Morgan Europe Limited located at the address set forth in Section 13.1.2 as the Funding Office with respect to any Optional Currency Revolving Loan, in each case, to which payments due are to be made and at which Loans will be disbursed.

     Section 13.2 Expenses, Indemnity.

     Each party to this Agreement agrees to pay all its own fees and expenses in connection with the Loan Documents and any amendment, modification or waiver of the terms thereof; provided, however, that the Parent Borrower agrees to (a) pay all reasonable out-of-pocket expenses of the Administrative Agent and the Arranger in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation the reasonable out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of one counsel representing the Administrative Agent and (ii) where applicable, the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent, the Arranger or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel representing the Administrative Agent and the Lenders, and (b) pay all reasonable out-of-pocket expenses of the Administrative Agent, the Arranger and each Lender actually incurred in connection with the enforcement of any rights and remedies of the Administrative Agent, the Arranger and the Lenders under the Credit Facilities, including, to the extent reasonable under the circumstances, consulting with accountants, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent, the Arranger or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons. The Parent Borrower hereby indemnifies, exonerates and holds the Administrative Agent, the Arranger and the Lenders, and each of their respective Affiliates, officers, directors, employees and agents (each an "Indemnitee") free and harmless from and against any and all losses, penalties, fines, liabilities, settlements, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, reasonable consultants' fees and settlement costs) (collectively, the "Indemnified

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

Liabilities") incurred by any Indemnitee in connection with any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent, the Arranger or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Credit Facilities, the Loans, the Letters of Credit, this Agreement or any other Loan Document or as a result of the breach of any of the Credit Parties' obligations hereunder, except for any such Indemnified Liabilities arising for the account of a particular Indemnitee by reason of the relevant Indemnitee's gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Parent Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The parties hereto acknowledge and agree that, in the case of any claim, litigation, investigation or other proceeding to which the indemnity in this
Section 13.2 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a third party, the Parent Borrower or any other Credit Party.

     Section 13.3    GOVERNING LAW

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     Section 13.4    Consent to Jurisdiction; Waiver.

     Each of the parties hereto hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process to any Credit Party in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Parent Borrower at its address set forth in Section
     13.1 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, it being agreed that, for purposes of this Agreement, the Parent Borrower is hereby appointed as the agent for each Guarantor and each Subsidiary Borrower to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served in any such action or court;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any exemplary or punitive damages; and


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

          (f) To the extent that any Foreign Subsidiary Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Foreign Subsidiary Borrower hereby irrevocably waives and agrees, to the extent permitted by Applicable Law, not to plead or claim such immunity in respect of its obligations under this Agreement and any Note.

     Section 13.5    WAIVER OF JURY TRIAL.

     EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     Section 13.6    Reversal of Payments.

     To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

     Section 13.7    Accounting Matters.

     Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Parent Borrower notifies the Administrative Agent that the Credit Parties request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Credit Parties that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance therewith.

     Section 13.8    Successors and Assigns; Participations; Confidentiality.

     13.8.1 Benefit of Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Credit Parties may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void),
(ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section and (iii) except as permitted by Section 12.9, the Administrative Agent may not assign or transfer any of its rights or obligations under this Agreement.

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

     13.8.2 Assignment by Lenders. (a) Subject to the conditions set forth in paragraphs 13.8.2(b) and 13.8.2(g), any Lender may assign to one or more assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

          (i) the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment to (1) a Lender, (2) an affiliate of a Lender, (3) an Approved Fund (as defined below) or (4) if an Event of Default under Section 11.1.1, 11.1.2, 11.1.8, 11.1.9 or 11.1.10 has occurred and is continuing, any other Person (unless such Person is engaged in one or more lines of business as the Parent Borrower or any of its Subsidiaries or is an Affiliate of such Person, other than as a result of the holding of securities of such Person solely as a passive investment, in which case the Parent Borrower's consent shall be required under all circumstances); and

          (ii) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an Assignee that is a Lender immediately prior to giving effect to such assignment.

     (b) Assignments shall be subject to the following additional conditions:

          (i) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitments or Loans under any Credit Facility, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 and the remaining Commitment or Loans of such Lender shall not be less than $10,000,000, unless each of the Parent Borrower and the Administrative Agent otherwise consent, provided that (A) no such consent of the Parent Borrower shall be required if an Event of Default has occurred and is continuing and (B) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

          (ii) the parties to each  assignment  shall execute and deliver to the
     Administrative  Agent  an  Assignment  and  Assumption,   together  with  a
     processing and recordation fee of $3,500;

          (iii) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire; and

          (iv) such assignment shall not, without the consent of the Parent Borrower, on behalf of itself and the other Credit Parties, require the Parent Borrower or any other Credit Party to file a registration statement with the Securities and Exchange Commission (or any securities exchange) or apply to qualify the Loans (or any Notes) under the blue sky laws of any state.

     For the purposes of this Section 13.8.2, the term "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender; provided that no Approved Fund shall be entitled to receive any amount pursuant to Sections 4.8, 4.9, 4.10,
4.11 or 13.2 that would be greater than the amount the assigning Lender would have been entitled to receive in respect of the portion of the Commitment and Loans assigned to such Approved Fund by such Lender.

     (c) Subject to acceptance and recording thereof pursuant to paragraph 13.8.2(d) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits and subject to the requirements of Sections 4.8, 4.9, 4.10, 4.11 and 13.2). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.8.2 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.8.3.

     (d) The Administrative Agent, acting for this purpose as an agent of the Parent Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Parent Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Parent Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee's completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b)(ii) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Parent Borrower or the Administrative Agent and without regard to the limitations set forth in Section 13.8.2, and any such assignment shall be effective upon being recorded in the Register in accordance with Section 13.8.2(d). Each of the Parent Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. The foregoing shall not limit the rights of any Credit Party, any Lender and the Administrative Agent to file any claim in or otherwise take any action with respect to any existing insolvency proceeding that was not instituted by such party.

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

     (g) Notwithstanding anything to the contrary contained in this Section 13.8.2, no Lender may assign all or any portion of Loans made to or Letters of Credit issued for the account of Brink's Switzerland to any Assignee other than a Qualifying Bank (as defined herein) without the prior written consent of the Parent Borrower if, as a result of any such assignment (i) the total number of Lenders (other than Qualifying Banks) with respect to Loans and Letters of Credit made to or for the account of Brink's Switzerland under this Agreement would at any time exceed 10 under the Swiss Guidelines (as defined herein), or
(ii) the total number of creditors (other than Qualifying Banks) in relation to all outstanding loans to Brink's Switzerland (including Loans and Letters of Credit made to or issued for the account of Brink's Switzerland under this Agreement) would at any time exceed 20 under the Swiss Guidelines, in each case as certified to the relevant Lenders by the Parent Company. For purposes of this
Section 13.8.2(g), the term "Swiss Guidelines" shall mean the guidelines in relation to bonds dated April 1999 as issued by the Swiss Federal Tax Administration (Merkblatt "Obligationen" vom April 1999 der Eidgenossischen Steuerverwaltung) and `Qualifying Bank" shall mean any Person that is a bank according to the banking legislation in effect at the corporate domicile of such bank.

     13.8.3 Participations. (a) Any Lender may, without the consent of the Parent Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Participation shall be in an amount not less than $5,000,000, (ii) such Lender's obligations (including, without limitation, its Commitment) under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iv) the Parent Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (A) requires the consent of each Lender directly affected thereby pursuant to clauses (a), (b), (c) or (d) of the first proviso to the first sentence of
Section 13.10 and (B) directly  affects such  Participant.  Subject to paragraph
(b) of this Section, the Parent Borrower agrees that each Participant shall be entitled to the benefits and subject to the requirements of Sections 4.8, 4.9, 4.10, 4.11 and 13.2 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

     (b) No Participant shall be entitled to receive any greater payment under Sections 4.8, 4.9, 4.10 or 4.11 than the applicable participating Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the Parent Borrower specifically consents to such right. Any Participant that is a Non-U.S. Lender shall not be entitled to the benefits of
Section 4.11 unless such Participant complies with Section 4.11.5.

     13.8.4 Certain Pledges or Assignments. (a) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest;
provided that no such pledge or assignment of a security interest shall (i) release a Lender from any of its obligations hereunder, (ii) substitute any such pledgee or assignee for such Lender as a party hereto or (iii) grant any such pledgee or assignee any rights as a Lender or Participant.

     (b) The Parent Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (a) above.

     Section 13.9 Disclosure of Information; Confidentiality. Each of the Administrative Agent, the Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (after providing notice to the Parent Borrower, to the extent practicable, to permit an opportunity to seek a protective order or injunctive relief), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (g) with the prior written consent of the Parent Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by the disclosing party or (ii) becomes available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than the Credit Parties unless the Administrative Agent, the Issuing Lender or such Lender, as applicable, has actual knowledge that the disclosure of such Information by such source constituted a breach of an obligation of such source to maintain confidentiality of such Information, (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information (customarily found in such publications) upon the Parent Borrower's prior review and approval or (j) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender. For the purposes of this Section, "Information" means all information received from the Credit Parties or any of their Subsidiaries relating to the Credit Parties or their business, other than any such information that is available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by the Credit Parties. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     Section 13.10    Amendments, Waivers and Consents.

     (a) Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders and any consent may be given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Credit Parties; provided, that no amendment, waiver or consent shall, without the consent of each Lender affected thereby, (a) increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit, (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation or the time or times of payment of interest or fees on any Loan or Reimbursement Obligation,
(c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) reduce the principal amount of any Loan or Reimbursement Obligation, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation or (f) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Credit Parties' rights and obligations hereunder; provided further, no amendment, waiver or consent shall (1) without the consent of each Lender, (A) release any Guarantor from its guaranty hereunder other than upon the disposition by the Parent Borrower of its interest in such Guarantor in accordance with the terms of this Agreement or (B) amend the provisions of this Section 13.9 or the definition of Required Lenders, (2) without the consent of each Revolving A Lender, amend the definition of Required Revolving A Lenders, and (3) without the consent of the Required Revolving A Lenders and the Administrative Agent,
(A) amend the definition of Optional Currency (which change may include, without limitation, the addition of any freely convertible non-U.S. currencies to such definition), (B) amend the definition of Unrestricted Foreign Subsidiary Borrowers or (C) amend the provisions of Section 2.8.1(a). In addition, no amendment, waiver or consent to the provisions of (i) Article XII or Section
13.1.3 shall be made without the written consent of the Administrative Agent and
(ii)  Article  III shall be made  without the  written  consent of each  Issuing
Lender.

     (b) Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (a) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Federal Bankruptcy Code (as now or hereafter in effect) supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     Section 13.11    Performance of Duties.

     The Credit Parties' obligations under this Agreement and each of the Loan Documents shall be performed by the Credit Parties at their sole cost and expense.

     Section 13.12    All Powers Coupled with Interest.

     All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facilities has not been terminated.

     Section  13.13   Acknowledgements.   Each  of  the  Credit  Parties  hereby
acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Credit Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Credit Parties and the Lenders.

     Section 13.14    Survival of Indemnities.

     Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect after the termination of the Lenders' commitments hereunder and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before, including after the Parent Borrower's acceptance of the Lenders' commitments for the Credit Facilities, notwithstanding any failure of such facility to close.

     Section 13.15    Titles and Captions.

     Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     Section 13.16    Severability of Provisions.

     Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 13.17    Counterparts.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 13.18 Binding Effect; Amendment and Restatement; Term of Agreement.

     13.18.1 This Agreement shall become effective at such time, on or after the Closing Date, that the conditions precedent set forth in Section 5.2 have been satisfied or waived and when it shall have been executed by each of the Credit Parties and the Administrative Agent, and the Administrative Agent shall have received copies of the signature pages hereto (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender (including the Issuing Lender), and thereafter this Agreement shall be binding upon and inure to the benefit of each Credit Party, each Lender (including the Issuing Lender) and the Administrative Agent, together with their permitted successors and assigns.

     13.18.2 This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than obligations owing by any Credit Party to any Lender or Affiliate of a Lender or the Administrative Agent under any Hedging Agreement) shall have been indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

     Section 13.19 Inconsistencies with Other Documents; Independent Effect of Covenants.

     13.19.1 In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control, provided, that in the event there is a conflict or inconsistency between this Agreement and the letter agreement between the Administrative Agent and the Parent Borrower dated as of August 11, 2004 governing certain fees (the "Fee Letter Agreement"), which conflict or inconsistency relates solely to a matter affecting (i) the Administrative Agent and/or its Affiliates on one hand and (ii) the Parent Borrower on the other, the Fee Letter Agreement shall control.

     13.19.2 The Parent Borrower expressly acknowledges and agrees that each covenant contained in Article VIII and Article IX hereof shall be given independent effect.

     Section 13.20 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     Section 13.21 Judgment Currency. The obligations of any Credit Party in respect of any sum due to any Agent or any Lender hereunder or under any Loan Document shall, notwithstanding any judgment in a currency (the "judgment currency") other than the currency in which such sum originally due to such party is denominated (the "original currency"), be discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in the judgment currency such party may in accordance with normal banking procedures purchase the original currency with the judgment currency. If the amount of the original currency so purchased is less than the sum originally due to such party in the original currency, such Credit Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to such party to this Agreement, such party agrees to remit to the Credit Party, as the case may be, such excess. This covenant shall survive the termination of this Agreement and payment of the Loans and all other amounts payable hereunder.

                           {Signature pages to follow}

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



PARENT BORROWER:                                  THE BRINK'S COMPANY,
                                                  a Virginia corporation


                                                  By:  /s/ James B. Hartough
                                                  Name:  James B. Hartough
                                                  Title: Vice President-Corporate Finance and Treasurer

UNRESTRICTED SUBSIDIARY BORROWERS:                BRINK'S SECURITY INTERNATIONAL, INC.,
                                                  a Delaware corporation


                                                  By:  /s/ James B. Hartough
                                                  Name:  James B. Hartough
                                                  Title: Treasurer

                                                  PITTSTON INTERNATIONAL FINANCE COMPANY LIMITED


                                                  By:  /s/ Anne Gleeson
                                                  Name:  Anne Gleeson
                                                  Title: Director

                                                  By:  /s/ Jonathan A. Leon
                                                  Name:  Jonathan A. Leon
                                                  Title: Director

                                                  BRINK'S INTERNATIONAL, C.V.,


                                                  By:  /s/ James B. Hartough
                                                  Name:  James B. Hartough
                                                  Title: Treasurer of Brink's Security International, Inc.
                                                         General Partner

                                                  BRINK'S INTERNATIONAL HOLDINGS AG,


                                                  By:  /s/ Mari Jo Flanagan
                                                  Name:  Mari Jo Flanagan
                                                  Title: Director

                                                  By:  /s/ Heini Rudisuhli
                                                  Name:  Heini Rudisuhli
                                                  Title: Director


GUARANTORS:             PITTSTON SERVICES GROUP INC.,
                        a Virginia corporation


                        By:  /s/ James B. Hartough
                        Name:  James B. Hartough
                        Title: Vice President and Treasurer

                        Notice Address:
                        Pittston Services Group Inc.
                        1801 Bayberry Court
                        P.O. Box 18100
                        Richmond, Virginia 23226-8100
                        Attn:  James B. Hartough, Vice President and Treasurer
                        Facsimile:  (804) 289-9760

                        BAX HOLDING COMPANY,
                        a Virginia corporation


                        By:  /s/ James B. Hartough
                        Name:  James B. Hartough
                        Title: Vice President and Treasurer

                        Notice Address:
                        BAX Holding Company
                        1801 Bayberry Court
                        P.O. Box 18100
                        Richmond, Virginia 23226-8100
                        Attn:  James B. Hartough, Vice President and Treasurer
                        Facsimile:  (804) 289-9760

                        BAX GLOBAL INC.,
                        a Delaware corporation


                        By:  /s/ James B. Hartough
                        Name:  James B. Hartough
                        Title: Treasurer and Assistant Secretary

                        Notice Address:
                        BAX Global Inc.
                        440 Exchange Street
                        Irvine, California 92602
                        Attn:  Steve Mattessich, Vice President and
                                 Chief Financial Officer
                        Facsimile:  (714) 442-2810

                         BRINK'S HOLDING COMPANY,
                         a Delaware corporation


                         By: /s/ James B. Hartough
                         Name:  James B. Hartough
                         Title: Vice President and Treasurer

                         Notice Address:
                         Brink's Holding Company
                         1801 Bayberry Court
                         P.O. Box 18100
                         Richmond, Virginia 23226-8100
                         Attn:  James B. Hartough, Vice President and Treasurer
                         Facsimile:  (804) 289-9760

                         BRINK'S, INCORPORATED,
                         a Delaware corporation


                         By:  /s/ James B. Hartough
                         Name:  James B. Hartough
                         Title: Treasurer

                         Notice Address:
                         Brink's, Incorporated
                         1801 Bayberry Court
                         P.O. Box 18100
                         Richmond, Virginia 23226-8100
                         Attn:  Gary Larsen, Vice President
                         Facsimile:  (804) 289-9761

                         BRINK'S HOME SECURITY, INC.,
                         a Delaware corporation


                         By:  /s/ James B. Hartough
                         Name:  James B. Hartough
                         Title: Assistant Treasurer

                         Notice Address:
                         Brink's Home Security, Inc.
                         8880 Esters Boulevard
                         Irving, Texas 75063
                         Attn: Stephen C. Yevich, Senior Vice President - Finance/Planning
                         Facsimile:  (972) 871-3307

AGENTS AND LENDERS:                  JPMORGAN CHASE BANK,
                                     as Administrative Agent and a Lender


                                     By:  /s/ Sandra Braun
                                     Name:  Sandra Braun
                                     Title: Vice President

                                     BARCLAYS BANK PLC,
                                     as Documentation Agent and a Lender


                                     By:  /s/ Vincent Muldoon
                                     Name:  Vincent Muldoon
                                     Title: Director-MCT

                                     THE BANK OF AMERICA, N.A.,
                                     as Syndication Agent and a Lender


                                     By:  /s/ Bryan A. Smith
                                     Name:  Bryan A. Smith
                                     Title: Vice President

                                     BANC OF AMERICA SECURITIES LLC,
                                     as Co-Arranger


                                     By:  /s/ Andrew M. Airheart
                                     Name:  Andrew M. Airheart
                                     Title: MD

                                     SCOTIABANC INC.,
                                     as Syndication Agent and a Lender


                                     By:  /s/ William E. Zarrett
                                     Name:  William E. Zarrett
                                     Title: Managing Director

                                             WACHOVIA BANK, NATIONAL ASSOCIATION
                                             as Syndication Agent and a Lender


                                             By:  /s/ John G. Taylor
                                             Name:  John G. Taylor
                                             Title: Vice President

                                                   KBC Bank NV,
                                                   as a Lender


                                                   By:  /s/ Robert Snauffer
                                                   Name:  Robert Snauffer
                                                   Title: First Vice President

                                                   By:  /s/ Eric Raskin
                                                   Name:  Eric Raskin
                                                   Title: Vice President

                                                   U.S. Bank, NA,
                                                   as a Lender


                                                   By:  /s/ Richard J. Popp
                                                   Name:  Richard J. Popp
                                                   Title: Vice President

                                      Bank of Tokyo-Mitsubishi Trust Company,
                                      as a Lender


                                      By:  /s/ Andrew Bernstein
                                      Name:  Andrew Bernstein
                                      Title: Assistant Vice President

                                             Fifth Third Bank,
                                             as a Lender


                                             By:  /s/ Gary S. Losey
                                             Name:  Gary S. Losey
                                             Title: Assistant Vice President

                                               Bank of China, New York Branch,
                                               as a Lender


                                               By:  /s/ William W. Smith
                                               Name:  William W. Smith
                                               Title: Chief Lending Officer

                                     Bank of Communications, New York Branch, as a Lender


                                     By:  /s/ Hong Tu
                                     Name:  Hong Tu
                                     Title: General Manager

                             Chang Hwa Commercial Bank, Ltd., New York Branch, as a Lender


                             By:  /s/ Ming-Hsien Lin
                             Name:  Ming-Hsien Lin
                             Title: SVP & General Manager

                                               CITIC Ka Wah Bank Limited,
                                               as a Lender


                                               By:  /s/ Peter Zhao
                                               Name:  Peter Zhao
                                               Title: Executive Vice President
                                                      & Country Head, USA